UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANI
ES
Investment Company Act file number
811-4786
Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Radolph Street
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Emma Rodriguez-Ayala, Esq.
200 East Randolph Street
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Paulita Pike, Esq.
Ropes & Gray LLP
191 North Wacker Drive
32nd Floor
Chicago, Illinois 60606
Registrant's telephone number, including area code:
(312) 726-01
40
Date of fiscal year end:
September 30
Date of reporting period:
September 30, 2024
Item 1. Reports to Stockholders.
(a) The Report to Shareholders is attached herewith
(b) Not Applicable

Ariel Fund
Investor Class/ARGFX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Fund (Investor Class)	$ 114	1.00%
Management's Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Fund Investor Class advanced +27.63% over the trailing one-year period, ahead of both the Russell 2500 Value Index’s +26.59% gain and the Russell 2500 Index’s +26.17% return.
Several stocks in the portfolio had strong returns.
Global cruise vacation company,
Royal Caribbean Group (RCL)
, was the top contributor over the period. Stronger than anticipated consumer demand, healthy onboard spend, robust pricing and solid cost containment lifted results. A dditio
nally, RCL is benefitting from the addition of new shops, more visits to its private island destination and re-entry into the China market. The resiliency of the core cruise consumer, in combination with management’s superior operational expertise and revised earnings outlook, lays the foundation for RCL to exceed its three-year strategic imperative, the Trifecta Program, eighteen months earlier than expected.
Additionally, shares of global leader in for-profit education,
Adtalem Global Education (ATGE)
, jumped following robust quarterly earnings results, accelerating new student enrollment and a subsequent raise in full year guidance. Revenue per student also is better than expected on tuition increases and higher credit hours. Meanwhile, we remain encouraged by management’s solid execution of remediation initiatives at the medical and veterinary schools, where revenue growth outperformed and total enrollment trends are improving. As the number one grantor of nursing degrees in the U.S. and the largest producer of African American MDs, PhDs and nurses in the country, we remain confident ATGE will benefit from the healthcare worker shortage in the U.S.
TOP PERFORMANCE DETRACTORS
U.S. direct-to-consumer pool and spa care services company,
Leslie’s, Inc. (LESL)
, underperformed following consecutive quarterly earnings disappointments and a significant reduction to full year guidance. Soft consumer demand driven by weather-related headwinds and increased price sensitivity on large discretionary purchases weighed on the top-line.
Produc
t margins also remained under pressure as the company struggled to unwind its higher-cost inventory.

In response, LESL replaced its leadership team, installing both a new CEO and CFO. Although we have been deeply disappointed with this investment, trends have improved on the back of warmer and drier weather conditions. At today’s valuation, LESL appears to have more upside than downside and the company’s loyal client base, vertically integrated supply chain, scale advantage and seamless customer experience serve as important differentiators.
Global dental manufacturing company,
Envista Holdings Corp. (NVST)
, also weighed on per
form
ance, as the company navigates changes in senior management, weakening demand in North America, sanctions in Russia and pricing pressures in China. The shares are likely range-bound for the next couple of quarters, as the new CEO is assessing the long-term earnings po
wer of the business and addressing its current challenges. Although we have been deeply disappointed with this investment, after a full reassessment, we concluded NVST has multiple opportunities to outperform over the long-term. In our view, NVST should benefit from its rich research and development pipeline, new products in high-growth dental segments, facility consolidation and previous IT investments. We believe the downside is priced in and we are now evaluating upside return potential.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Investor Shares Class. It assumes a $10,000 initial investment at the b eginnin
g of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $10,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Fund (Investor Class)	27.63%	10.54%	8.57%
Russell 2500TM Value Index	26.59%	9.99%	8.47%
Russell 2500TM Index	26.17%	10.43%	9.50%
S&P 500 ® Index (Broad-based Index)	36.35%	15.98%	13.38%
Performance data quoted represents past performance and does not guarantee future
results.
All performance assumes the reinvestment of dividends and c
apit
al gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Pl ea
se visit
arielinvestments.com/performance
for recent and since inception perf
orm
ance results.
Key Fund
Statistics
Net assets	$ 2,787,556,441
Total number of portfolio holdings	37
Total advisory fees paid	$ 15,215,437
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Mohawk Industries, Inc.	4.62%
Madison Square Garden Entertainment Corporation	4.30%
Adtalem Global Education, Inc.	3.70%
Northern Trust Corporation	3.69%
Affiliated Managers Group, Inc.	3.66%
Lazard, Inc.	3.64%
Royal Caribbean Cruises, Ltd.	3.60%
Boyd Gaming Corporation	3.59%
J.M. Smucker Company	3.53%
Jones Lang LaSalle, Inc.	3.48%
Industry Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial i
nform
ation, fund holdings and proxy voting information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Fund
Institutional Class/ARAIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Fund (Institutional Class)	$ 79	0.69%
Management's Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Fund Institutional Class advanced +28.01% over the trailing one-year period, ahead of both the Russell 2500 Value Index’s +26.59% gain and the Russell 2500 Index’s +26.17% return.
Several stocks in the portfolio had strong
returns
.
Global cruise vacation company,
Royal Caribbean Group (RCL)
, was the top contributor over the period. Stronger than anticipated consumer demand, healthy onboard spend, robust pricing and solid cost containment lifted results. Additionally, RCL is benefitting from the addition of new shops, more visits to its private island destination and re-entry into the China market. The resiliency of the core cruise consumer, in combination with management’s superior operational expertise and revised earnings outlook, lays the foundation for RCL to exceed its three-year strategic imperative, the Trifecta Program, eighteen months earlier than expected.
Additionally, shares of global leader in for-profit education,
Adtalem Global Education (ATGE)
, jumped following robust quarterly earnings results, accelerating new student enrollment and a subsequent raise in full year guidance. Revenue per student also is better than expected on tuition increases and higher credit hours. Meanwhile, we remain encouraged by management’s solid execution of remediation initiatives at the medical and veterinary schools, where revenue growth outperformed and total enrollment trends are improving. As the number one grantor of nursing degrees in the U.S. and the largest producer of African American MDs, PhDs and nurses in the country, we remain confident ATGE will benefit from the healthcare worker shortage in the U.S.
TOP PERFORMANCE DETRACTORS
U.S. direct-to-consumer pool and spa care services company,
Leslie’s, Inc. (LESL)
, underperformed following consecutive quarterly earnings disappointments and a significant reduction to full year guidance. Soft consumer demand driven by weather-related headwinds and increased price sensitivity on large discretionary purchases weighed on the top-line. Product margins also remained under pressure as the company struggled to unwind its higher-cost inventory.

In response, LESL replaced its leadership team, installing both a new CEO and CFO. Although we have been deeply disappointed with this investment, trends have improved on the back of warmer and drier weather conditions. At today’s valuation, LESL appears to have more upside than downside and the company’s loyal client base, vertically integrated supply chain, scale advantage and seamless customer experience serve as important differentiators.
Global dental manufacturing company,
Envista Holdings Corp. (NVST)
, also weighed on performance, as the company navigates changes in senior management, weakening demand in North America, sanctions in Russia and pricing pressures in China. The shares are likely range-bound for the next couple of quarters, as the new CEO is assessing the long-term earnings power of the business and addressing its current challenges. Although we have been deeply disappointed with this investment, after a full reassessment, we concluded NVST has multiple opportunities to outperform over the long-term. In our view, NVST should benefit from its rich research and development pipeline, new products in high-growth dental segments, facility consolidation and previous IT investments. We believe the downside is priced in and we are now evaluating upside
return potential.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Shares Class. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $1,000,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Fund (Institutional Class)	28.01%	10.89%	8.91%
Russell 2500 TM Value Index	26.59%	9.99%	8.47%
Russell 2500 TM Index	26.17%	10.43%	9.50%
S&P 500 ® Index (Broad-based Index)	36.35%	15.98%	13.38%
Performance data quoted represents past performance and does not
guarantee future results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of ta xes
that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund Statistics
Net assets	$ 2,787,556,441
Total number of portfolio holdings	37
Total advisory fees paid	$ 15,215,437
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Mohawk Industries, Inc.	4.62%
Madison Square Garden Entertainment Corporation	4.30%
Adtalem Global Education, Inc.	3.70%
Northern Trust Corporation	3.69%
Affiliated Managers Group, Inc.	3.66%
Lazard, Inc.	3.64%
Royal Caribbean Cruises, Ltd.	3.60%
Boyd Gaming Corporation	3.59%
J.M. Smucker Company	3.53%
Jones Lang LaSalle, Inc.	3.48%
Industry Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information,
fund
holdings and proxy voti
ng
information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Appreciation Fund
Investor Class/CAAPX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Appreciation Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Appreciation Fund (Investor Class)	$ 124	1.14%
Management's Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Appreciation Fund Investor Class

increased +18.31% over the trailing one-year period, underperforming the Russell Midcap Value Index and Russell Midcap Index, which returned +29.01% and +29.33%, respectively.
Several stocks in the portfolio had strong returns.
Alternative asset manager,
KKR & Co. (KKR)
, was the top contributor over the trailing one-year period as the company delivered robust earnings results in a challenging environment. Strong momentum within the capital markets business drove higher-than-expected transaction and monitoring fees, while management fee growth and insurance related earnings were solid. KKR’s business is highly diversified with robust scaling opportunities in multiple verticals, including a best-in-class Alternatives franchise, a large insurance affiliate as well as retirement platform. Meanwhile, the firm has performed quite well across different economic and financial conditions and should continue to outperform for its clients over the long-term, particularly as KKR strives to double the size of the company twice over the next decade.
Shares of global investment bank,
Goldman Sachs Group, Inc. (GS)
, also rose in the period following solid earnings results, highlighted by strength in fixed income, currencies and commodities (FICC) as well as equities trading and better-than-expected investment banking fees. Meanwhile, GS continues to successfully execute on its strategic initiatives to improve the overall return of the company. It is right sizing headcount and narrowing its ambitions in consumer strategy through divestitures and working to improve profitability in Platform Solutions by 2025. With the possibility of increased capital requirement from its regulators, GS plans to reign in buybacks over the short-term but maintain its dividend. Looking ahead, we continue to view the near and long-term outlook for Goldman as attractive, given favorable business trends, continued positive momentum on strategic initiatives and acti ve
expense/capital management programs.
TOP PERFORMANCE DETRACTORS
Retail drugstore operator,
Walgreens Boots Alliance, Inc. (WBA)
, underperformed over the trailing one-year period following disappointing earnings results and downward revisions to full year guidance. Shares sold off on continued weakness in the U.S. retail business and recent announcements of direct-to-consumer offerings by various pharmaceutical companies. Although we believe the risk/reward is balanced from here, we exited our position in Ariel Appreciation Fund to harvest losses for tax purposes.
Toy manufacturer,
Mattel, Inc. (MAT)
, also declined over the trailing one-year period following mixed quarterly earnings results. We believe this market response runs counter to the company’s solid business fundamentals. Although the top-line declined due to a weaker retail environment, the company expanded margins and generated strong free cash flow. In our view, MAT remains an undervalued company with resilient consumer demand for toys such as Barbie
®
, Hot Wheels
®
and Disney Princesses
®
, as
wel
l as an attractive opportunity for future film and TV projects.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently comp le
ted 10 fiscal years of the Investor Shares Class. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $10,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Appreciation Fund (Investor Class)	18.31%	8.66%	6.95%
Russell Midcap ® Value Index	29.01%	10.33%	8.93%
Russell Midcap ® Index	29.33%	11.30%	10.19%
S&P 500 ® Index (Broad-based Index)	36.35%	15.98%	13.38%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends a
n
d capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception perf
o
rm
ance results.
Key Fund Statistic
s
Net assets	$ 1,011,550,147
Total num be r of portfolio holdings	43
Total advis ory f ees paid	$ 7,304,928
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of
Holdings
(% of Net
Asse
ts)
Top Ten Holdings
Northern Trust Corporation	4.14%
Mattel, Inc.	3.76%
Goldman Sachs Group, Inc.	3.61%
Generac Holdings, Inc.	3.26%
Stanley Black & Decker, Inc.	3.13%
Interpublic Group of Companies, Inc.	3.08%
Lazard, Inc.	3.05%
CarMax, Inc.	2.96%
Core Laboratories, Inc.	2.83%
Charles River Laboratories International, Inc.	2.81%
Industry Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information, fund hol
din
gs and pro
x
y voting information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Appreciation Fund
Institutional Class/CAAIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Appreciation Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. Y
ou
may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Appreciation Fund (Institutional Class)	$ 91	0.83%
Management's Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Appreciation Fund Institutional Class

increased +18.64% over the trailing one-year period, underperforming the Russell Midcap Value Index and Russell Midcap Index, which returned +29.01% and +29.33%, respectively.
Several stocks in the portfolio had strong returns.
Alternative asset manager,
KKR & Co. (KKR)
, was the top contributor over the trailing one-year period as the company delivered robust earnings results in a challenging environment. Strong momentum within the capital markets business drove higher-than-expected transaction and monitoring fees, while management fee growth and insurance related earnings were solid. KKR’s business is highly diversified with robust scaling opportunities in multiple verticals, including a best-in-class Alternatives franchise, a large insurance affiliate as well as retirement platform. Meanwhile, the firm has performed quite well across different economic and financial conditions and should continue to outperform for its clients over the long-term, particularly as KKR strives to double the size of the company twice over the next decade.
Shares of global investment bank,
Goldman Sachs Group, Inc. (GS)
, also rose in the period following solid earnings results, highlighted by strength in fixed income, currencies and commodities (FICC) as well as equities trading and better-than-expected investment banking fees. Meanwhile, GS continues to successfully execute on its strategic initiatives to improve the overall return of the company. It is right sizing headcount and narrowing its ambitions in consumer strategy through divestitures and working to improve profitability in Platform Solutions by 2025. With the possibility of increased capital requirement from its regulators, GS plans to reign in buybacks over the short-term but maintain its dividend. Looking ahead, we continue to view the near and long-term outlook for Goldman as attractive, given favorable business trends, continued positive momentum on strategic initiatives and active expense/capital management programs.
TOP PERFORMANCE DETRACTORS
Retail drugstore operator,
Walgreens Boots Alliance, Inc. (WBA)
, underperformed over the trailing one-year period following disappointing earnings results and downward revisions to full year guidance. Shares sold off on continued weakness in the U.S. retail business and recent announcements of direct-to-consumer offerings by various pharmaceutical companies. Although we believe the risk/reward is balanced from here, we exited our position in Ariel Appreciation Fund to harvest losses for tax purposes.
Toy manufacturer,
Mattel, Inc. (MAT)
, also declined over the trailing one-year period following mixed quarterly earnings results. We believe this market response runs counter to the company’s solid business fundamentals. Although the top-line declined due to a weaker retail environment, the company expanded margins and generated strong free cash flow. In our view, MAT remains an undervalued company with resilient consumer demand for toys such as Barbie
®
, Hot Wheels
®
and Disney Princesses
®
, as well as
an
attractive opportunity for future film and TV projects.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Shares Class. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period
.
Growth of $1,000,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Appreciation Fund (Institutional Class)	18.64%	8.99%	7.28%
Russell Midcap ® Value Index	29.01%	10.33%	8.93%
Russell Midcap ® Index	29.33%	11.30%	10.19%
S&P 500 ® Index (Broad-based Index)	36.35%	15.98%	13.38%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund Statistics
Net assets	$ 1,011,550,147
Total number of portfolio holdings	43
Total advisory fees paid	$ 7,304,928
Portfolio turnover rate as of the end of the reporting period	17%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Northern Trust Corporation	4.14%
Mattel, Inc.	3.76%
Goldman Sachs Group, Inc.	3.61%
Generac Holdings, Inc.	3.26%
Stanley Black & Decker, Inc.	3.13%
Interpublic Group of Companies, Inc.	3.08%
Lazard, Inc.	3.05%
CarMax, Inc.	2.96%
Core Laboratories, Inc.	2.83%
Charles River Laboratories International, Inc.	2.81%
Industry Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information, fund holdings and proxy vot ing
information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the sam
e
address. If you would prefer individual

copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Focus Fund
Investor Class/ARFFX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Focus Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Focus Fund (Investor Class)	$ 114	1.00%
Management's Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Focus Fund Investor Class advanced +27.54% over the twelve-month period ended September 30, 2024, trailing
the +27.7
6%
return posted by the Russell 1000 Value Index and the +36.35% gain of the S&P 500 Index.
Several stocks in the portfolio had strong returns.
Manufacturer and distributor of medical devices specializing in spine and dental products,
ZimVie, Inc. (ZIMV)
, was the top contributor to relative results over the period as the company announced an agreement to sell its Spine business. Management believes
the deal will be accretive to ZIMV’s revenue growth, EBITDA margin and cash flow conversion, enabling it to streamline operations and use the sale proceeds to pay down debt. We believe the divestiture allows ZIMV to reshape its portfolio as a pure-play dental company in higher-growth markets with better long-term potential. Meanwhile, news outlets recently reported ZIMV is considering a potential sale and has received interest from buyout firms and other industry participants.
Manufacturer and distributor of floorcovering products,
Mohawk Industries, Inc. (MHK)
advanced following solid earnings results and a subsequent increase in near-term guidance. Although sales volumes remain low and pricing headwinds continue due to the challenging macro backdrop, improved productivity and lower material costs are driving margin expansion. Management also repurchased shares signaling increased confidence that the trough in earnings may be in the rearview mirror. In our view, MHK’s healthy balance sheet and progress navigating differing economic cycles position the company to benefit from long-term growth in
residential remodeling, new home construction and commercial projects.
TOP PERFORMANCE DETRACTORS
Oil and natural gas explorer,
APA Corporation (APA)
was the greatest detractor from relative performance over the trailing one-year period amid weakness in energy prices driven by concerns of slowing global growth. Although the company delivered solid earnings, conservative production guidance due to curtailments in the Permian Basin and higher than expected North Sea maintenance weighed on shares. Notably, the company recently announced the successful sale of its non-core asset, the Central Basin Platform as well as raised synergy targets for the Callon Petroleum Company acquisition. We remain constructive on the name, as APA continues to be laser-focused on increasing the operational efficiency of its Callon assets, free cash flow generation and returning capital to shareholders.
Producer and marketer of crop nutrients,
Mosaic Co. (MOS)
, also traded lower over the period on weaker than expected potash and fertilizer pricing as well as a decline in phosphate sales volumes. Electrical equipment failures and weather-related headwinds due to Hurricane Helene further weighed on shares. Management expects pricing to improve as growers continue to be incentivized to maximize yields by applying fertilizers. MOS is focused on cost discipline, free cash flow generation and paying down debt, while continuing to return significant capital to shareholders through buybacks. Given management’s disciplined capital allocation, we continue to believe the company is well positioned.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most rec entl
y completed
10
fiscal years of the Investor Shares Class. It assumes a $10,000 initial investment at the beginning of the first fiscal year i
n a
n appropriate broad-based securities market index for the same period.
Growth of $10,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Focus Fund (Investor Class)	27.54%	9.33%	6.74%
Russell 1000 ® Value Index	27.76%	10.69%	9.23%
S&P 500 ® Index (Broad-based Index)	36.35%	15.98%	13.38%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends
and
capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund
Statistics
Net assets	$ 67,610,270
Total number of portfolio holdings	28
Total advisory fees paid	$ 325,225
Portfolio turnover rate as of the end of the reporting period	19%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Mohawk Industries, Inc.	6.66%
Oracle Corporation	6.60%
Snap-on, Inc.	5.94%
Goldman Sachs Group, Inc.	5.88%
BOK Financial Corporation	5.77%
Lockheed Martin Corporation	5.51%
Bank of America Corporation	4.74%
PHINIA, Inc.	4.57%
Resideo Technologies, Inc.	4.51%
J.M. Smucker Company	4.25%
Industry Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information, fund hol
din
gs and proxy v
oting
information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Focus Fund
Institutional Class/AFOYX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Focus Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Focus Fund (Institutional Class)	$ 85	0.75%
Management's Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Focus Fund Institutional Class advanced +27.93% over the twelve-month period ended September 30, 2024, trailing the +27.76% return posted by the Russell 1000 Value Index and the +36.35% gain of the S&P 500 Index.
Several stocks in the portfolio had strong returns.
Manufacturer and distributor of medical devices specializing in spine and dental products,
ZimVie, Inc. (ZIMV)
, was the top contributor to relative results over the period as the company announced an agreement to sell its Spine business. Management believes the deal will be accretive to ZIMV’s revenue growth, EBITDA margin
and cash flow conversion, enabling it to streamline operations and use the sale proceeds to pay down debt. We believe the divestiture allows ZIMV to reshape its portfolio as a pure-play dental company in higher-growth markets with better long-term potential. Meanwhile, news outlets recently reported ZIMV is considering a potential sale and has received interest from buyout firms and other industry participants.
Manufacturer and distributor of floorcovering products,
Mohawk Industries, Inc. (MHK)
advanced following solid earnings results and a subsequent increase in near-term guidance. Although sales volumes remain low and pricing headwinds continue due to the challenging macro backdrop, improved productivity and lower material costs are driving margin expansion. Management also repurchased shares signaling increased confidence that the trough in earnings may be in the rearview mirror. In our view, MHK’s healthy balance sheet and progress navigating differing economic cycles position the company to benefit from long-term growth in residential remodeling, new home construction and commercial projects.
TOP PERFORMANCE DETRACTORS
Oil and natural gas explorer,
APA Corporation (APA)
was the greatest detractor from relative performance over the trailing one-year period amid weakness in energy prices driven by concerns of slowing global growth. Although the company delivered solid earnings, conservative production guidance due to curtailments in the Permian Basin and higher than expected North Sea maintenance weighed on shares. Notably, the company recently announced the successful sale of its non-core asset, the Central Basin Platform as well as raised synergy targets for the Callon Petroleum Company acquisition. We remain constructive on the name, as APA continues to be laser-focused on increasing the operational efficiency of its Callon assets, free cash flow generation and returning capital to shareholders.
Producer and marketer of crop nutrients,
Mosaic Co. (MOS)
, also traded lower over the period on weaker than expected potash and fertilizer pricing as well as a decline in phosphate sales volumes. Electrical equipment failures and weather-related headwinds due to Hurricane Helene further weighed on shares. Management expects pricing to improve as growers continue to be incentivized to maximize yields by applying fertilizers. MOS is focused on cost discipline, free cash flow generation and paying down debt, while continuing to return significant capital to shareholders through buybacks. Given management’s
disciplined capital allocation, we continue to believe the company is well positioned.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Shares Class. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $1,000,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Focus Fund (Institutional Class)	27.93%	9.60%	7.00%
Russell 1000 ® Value Index	27.76%	10.69%	9.23%
S&P 500 ® Index (Broad-based Index)	36.35%	15.98%	13.38%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Please
visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund
Statistics
Net assets	$ 67,610,270
Total number of portfolio holdings	28
Total advisory fees paid	$ 325,225
Portfolio turnover rate as of the end of the reporting period	19%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Mohawk Industries, Inc.	6.66%
Oracle Corporation	6.60%
Snap-on, Inc.	5.94%
Goldman Sachs Group, Inc.	5.88%
BOK Financial Corporation	5.77%
Lockheed Martin Corporation	5.51%
Bank of America Corporation	4.74%
PHINIA, Inc.	4.57%
Resideo Technologies, Inc.	4.51%
J.M. Smucker Company	4.25%
Industry Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus,
financial
information
, fund
holdings
and proxy voting information. You can also request this
information
by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel International Fund
Investor Class/AINTX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel International Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel International Fund (Investor Class)	$ 128	1.17%
Management’s Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel International Fund Investor Class

advanced +19.60% over the trailing one-year period, trailing both the MSCI EAFE and MSCI ACWI ex-US indices, which returned +24.77% and +25.35%, respectively. Ariel International Fund also lagged both the MSCI EAFE Value Index and the MSCI ACWI ex-US Value Index, which returned +23.14% and +24.04%, respectively.
Several stocks in the portfolio had strong returns.
German mobile telecommunications company,
Telefónica Deutschland Holdings AG
was the top contributor to relative results following Telefónica SA’s public tender offer to purchase the remaining 28% it did not own in the German company. We exited the position shortly after the announcement on valuation.
China-based E-commerce company,
JD.com, Inc.
also aided relative performance as the People's Bank of China’s (PBOC) comprehensive stimulus measures bolstered investor confidence in the Chinese economy. The improving economic sentiment is fueling consumer spending which benefits the company’s retail operations. Additionally, the strategic decision to diversify general merchandise product offerings, expand its third-party marketplace business and monetize advertising streams has contributed to consecutive quarterly earnings beats. Looking ahead, JD.com is also poised to capitalize on the home appliance trade-in program, which is one of its largest product categories. Given the favorable market environment and the company’s strategic positioning and fully developed logistics system, we continue to like its long-term growth prospects.
TOP PERFORMANCE DETRACTORS
Shares of multinational automotive manufacturing company,
Stellantis N.V. (STLA)
declined following a significant earnings miss. The company attributed the performance to lower sales, production disruptions from a product overhaul and weak performance in North America. Muted demand for electric vehicles in Europe also weighed on performance. In response, STLA is implementing operational improvement initiatives to bring down U.S. inventory levels through production cuts, consumer incentives and gradual price adjustments. Despite these results, management maintained its previous buyback and dividend commitments. Although we expect discounting to increase as U.S. inventory ages, we maintain a constructive view on the company. We believe STLA's strong global footprint and commitment to industry leading profitability, operational excellence, and strategic foresight will continue to enhance long-term shareholder value.
China’s internet search and online community leader,
Baidu, Inc.
also detracted from relative performance over the trailing one-year period as uncertainty surrounding China’s economic growth and government regulations weighed on investor sentiment. The country’s tech giants also entered an Artificial Intelligence (AI) price war. Baidu responded by slashing prices across its AI offerings and making its Ernie Bot accessible for free. While the delayed monetization of AI does reflect the volatility of the Chinese technology industry, we believe Baidu’s core advertising business offers downside protection as the company continues to establish its dominance in China’s AI scene. Our thesis on Baidu remains predicated both on the advertising business and a gradual macro recovery. In success, shares will trade higher with AI Cloud and Autonomous Driving offering long-term optionality.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Investor Shares Class. It assumes a $10,000 initial
investment
at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $10,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel International Fund (Investor Class)	19.60%	4.83%	3.71%
MSCI EAFE Net Index (Broad-based Index)	24.77%	8.20%	5.71%
MSCI ACWI ex-US Net Index	25.35%	7.59%	5.22%
MSCI EAFE Value Net Index	23.14%	8.27%	4.56%
MSCI ACWI ex-US Value Net Index	24.04%	7.79%	4.28%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund
Statistics
Net assets	$ 240,844,787
Total number of portfolio holdings	55
Total advisory fees paid	$ 2,348,174
Portfolio turnover rate as of the end of the reporting period	69%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Michelin (CGDE)	6.48%
Check Point Software Technologies, Ltd.	5.80%
Sanofi	5.51%
Bandai Namco Holdings, Inc.	4.56%
Fresenius Medical Care AG & Company KGaA	4.39%
Siemens AG	4.30%
KBC Group NV	4.16%
AXA SA	4.12%
Endesa SA	3.69%
BNP Paribas SA	3.39%
Sector Allocation
Consumer Discretionary	23.79%
Financials	21.74%
Health Care	12.56%
Information Technology	12.10%
Industrials	9.61%
Utilities	9.27%
Consumer Staples	4.89%
Other	4.26%
Geographic Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's
prospectus
, financial information, fund holdings and proxy voting information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single
copy
of shareholder documents to

investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel International Fund
Institutional Class/AINIX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This
annual shareholder report
contains important information about Ariel International Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel International Fund (Institutional Class)	$ 100	0.91%
Management’s Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel International Fund Institutional Class advanced +19.86% over the trailing one-year period, trailing both the MSCI EAFE and MSCI ACWI ex-US indices, which returned +24.77% and +25.35%, respectively. Ariel International Fund also lagged both the MSCI EAFE Value Index and the MSCI ACWI ex-US Value Index, which returned +23.14% and +24.04%, respectively.
Several stocks in the portfolio had strong returns.
German mobile telecommunications company,
Telefónica Deutschland Holdings AG
was the top contributor to relative results following Telefónica SA’s public tender offer to purchase the remaining 28% it did not own in the German company. We exited the position shortly after the announcement on valuation.
China-based E-commerce company,
JD.com, Inc.
also aided relative performance as the People's Bank of China’s (PBOC) comprehensive stimulus measures bolstered investor confidence in the Chinese economy. The improving economic sentiment is fueling consumer spending which benefits the company’s retail operations. Additionally, the strategic decision to diversify general merchandise product offerings, expand its third-party marketplace business and monetize advertising streams has contributed to consecutive quarterly earnings beats. Looking ahead, JD.com is also poised to capitalize on the home appliance trade-in program, which is one of its largest product categories. Given the favorable market environment and the company’s strategic positioning and fully developed logistics system, we continue to like its long-term growth prospects.
TOP PERFORMANCE DETRACTORS
Shares of multinational automotive manufacturing company,
Stellantis N.V. (STLA)
declined following a significant earnings miss. The company attributed the performance to lower sales, production disruptions from a product overhaul and weak performance in North America. Muted demand for electric vehicles in Europe also weighed on performance. In response, STLA is implementing operational improvement initiatives to bring down U.S. inventory levels through production cuts, consumer incentives and gradual price adjustments. Despite these results, management maintained its previous buyback and dividend commitments. Although we expect discounting to increase as U.S. inventory ages, we maintain a constructive view on the company. We believe STLA's strong global footprint and commitment to industry leading profitability, operational excellence, and strategic foresight will continue to enhance long-term shareholder value.
China’s internet search and online community leader,
Baidu, Inc.
also detracted from relative performance over the trailing one-
year
period as uncertainty surrounding China’s economic growth and government regulations weighed on investor sentiment. The country’s tech giants also entered an Artificial Intelligence (AI) price war. Baidu responded by slashing prices across its AI offerings and making its Ernie Bot accessible for free. While the delayed monetization of AI does reflect the volatility of the Chinese technology industry, we believe Baidu’s core advertising business offers downside protection as the company continues to establish its dominance in China’s AI scene. Our thesis on Baidu remains predicated both on the advertising business and a gradual macro recovery. In success, shares will trade higher with AI Cloud and Autonomous Driving offering long-term optionality
.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently
completed
10
fiscal years of the Institutional Shares Class. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $1,000,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel International Fund (Institutional Class)	19.86%	5.08%	3.97%
MSCI EAFE Net Index (Broad-based Index)	24.77%	8.20%	5.71%
MSCI ACWI ex-US Net Index	25.35%	7.59%	5.22%
MSCI EAFE Value Net Index	23.14%	8.27%	4.56%
MSCI ACWI ex-US Value Net Index	24.04%	7.79%	4.28%
Performance data quoted
represents
past performance and does
not
guarantee
future
results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund Statistics
Net assets	$ 240,844,787
Total number of portfolio holdings	55
Total advisory fees paid	$ 2,348,174
Portfolio turnover rate as of the end of the reporting period	69%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Michelin (CGDE)	6.48%
Check Point Software Technologies, Ltd.	5.80%
Sanofi	5.51%
Bandai Namco Holdings, Inc.	4.56%
Fresenius Medical Care AG & Company KGaA	4.39%
Siemens AG	4.30%
KBC Group NV	4.16%
AXA SA	4.12%
Endesa SA	3.69%
BNP Paribas SA	3.39%
Sector Allocation
Consumer Discretionary	23.79%
Financials	21.74%
Health Care	12.56%
Information Technology	12.10%
Industrials	9.61%
Utilities	9.27%
Consumer Staples	4.89%
Other	4.26%
Geographic Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information, fund holdings and proxy voting information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Global Fund
Investor Class/AGLOX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Global Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Global Fund (Investor Class)	$ 125	1.14%
Management’s Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Global Fund Investor Class

traded +19.89% higher over the trailing one-year period, underperforming both the MSCI ACWI Index and MSCI ACWI Value Index, which returned +31.76% and +26.89%, respectively.
Several stocks in the portfolio had strong returns.
China-based E-commerce company,
JD.com, Inc.
was the top contributor over the trailing one-year period as the People's Bank of China’s (PBOC) comprehensive stimulus measures bolstered investor confidence in the Chinese economy. The improving economic sentiment is fueling consumer spending which benefits the company’s retail operations. Additionally, the strategic decision to diversify general merchandise product offerings, expand its third-party marketplace business and monetize advertising streams has contributed to consecutive quarterly earnings beats. Looking ahead, JD.com is also poised to capitalize on the home appliance trade-in program, which is one of its largest product categories. Given the favorable market environment and the company’s strategic positioning and fully developed logistics system, we continue to like its long-term growth prospects.
Leading provider of dialysis services,
DaVita, Inc.
outperformed during the period following a top- and bottom-line earnings beat, and subsequent raise in full year guidance. DaVita is benefitting from cost saving initiatives, early signs of a normalization in patient growth trends on par with pre-pandemic levels, improved leverage and an aggressive share buyback program. The company also announced an expansion of its international operations in Latin America, presenting an attractive long-term growth opportunity. In our view, we believe the market misunderstands the long-term clinical impact of glucagon-like-peptide-1 (GLP-1s) on dialysis and as such, DaVita currently trades at a significant discount relative to our estimate of its intrinsic value.
TOP PERFORMANCE DETRACTORS
China’s internet search and online community leader,
Baidu, Inc.
was the biggest detractor from relative performance over the trailing one-year period as uncertainty surrounding China’s economic growth and government regulations weighed on investor sentiment. The country’s tech giants also entered an Artificial Intelligence (AI) price war. Baidu responded by slashing prices across its AI offerings and making its Ernie Bot accessible for free. While the delayed monetization of AI does reflect the volatility of the Chinese technology industry, we believe Baidu’s core advertising business offers downside protection as the company continues to establish its dominance in China’s AI scene. Our thesis on Baidu remains predicated both on the advertising business and a gradual macro recovery. In success, shares will trade higher with AI Cloud and Autonomous Driving offering long-term optionality.
Shares of semiconductor chip manufacturer,
Intel Corporation (INTC)
also underperformed following a significant earnings miss, disappointing near-term guidance and the subsequent suspension of its dividend. In response, management announced a $10 billion plan aimed at reducing headcount and capturing cost efficiencies. We believe the company is past the trough of the demand cycle and continue to see signs of a cyclical recovery for personal computers (PCs) and central processing units (CPUs). While we are disappointed with the results, we view the sell off as an overreaction and think the market continues to overlook the progress Intel is making to advance its manufacturing process and the company’s efforts to serve as a viable second source foundry partner of leading-edge silicon. We believe the separation of the design and manufacturing businesses will be a key catalyst in unlocking improved financial performance while also enhancing the competitiveness of the foundry business.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Investor Shares Class. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $10,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Global Fund (Investor Class)	19.89%	8.56%	6.51%
MSCI ACWI Index (Broad-based Index)	31.76%	12.19%	9.39%
MSCI ACWI Value Index	26.89%	9.04%	6.65%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund
Statistics
Net assets	$ 57,540,291
Total number of portfolio holdings	56
Total advisory fees paid	$ 340,392
Portfolio turnover rate as of the end of the reporting period	78%
Graphical Representation of Holdings (% of Net Assets)
Top Ten Holdings
Check Point Software Technologies, Ltd.	5.48%
Microsoft Corporation	5.29%
Michelin (CGDE)	4.76%
JD.com, Inc.	4.58%
Sanofi	3.63%
Verizon Communications, Inc.	3.53%
Fresenius Medical Care AG & Company KGaA	3.16%
Taiwan Semiconductor Manufacturing Company, Ltd.	2.89%
NetApp, Inc.	2.83%
Allstate Corporation	2.82%
Sector Allocation
Information Technology	22.84%
Consumer Discretionary	21.07%
Financials	20.61%
Health Care	14.75%
Industrials	6.66%
Communication Services	5.87%
Utilities	3.91%
Other	3.33%
Geographic Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information, fund holdings and proxy voting information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Ariel Global Fund
Institutional Class/AGLYX
ANNUAL SHAREHOLDER REPORT | September 30, 2024
This annual shareholder report contains important information about Ariel Global Fund (the “Fund”) for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at
arielinvestments.com/fundreports
. You may also request this information by contacting us at 800.292.7435.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund (Class)	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Ariel Global Fund (Institutional Class)	$ 98	0.89%
Management’s Discussion of Fund Performance
TOP PERFORMANCE CONTRIBUTORS
Ariel Global Fund Institutional Class

traded +20.14% higher over the trailing one-year period, underperforming both the MSCI ACWI Index and MSCI ACWI Value Index, which returned +31.76% and +26.89%, respectively.
Several stocks in the portfolio had strong returns.
China-based E-commerce company,
JD.com, Inc.
was the top contributor over the trailing one-year period as the People's Bank of China’s (PBOC) comprehensive stimulus measures bolstered investor confidence in the Chinese economy. The improving economic sentiment is fueling consumer spending which benefits the company’s retail operations. Additionally, the strategic decision to diversify general merchandise product offerings, expand its third-party marketplace business and monetize advertising streams has contributed to consecutive quarterly earnings beats. Looking ahead, JD.com is also poised to capitalize on the home appliance trade-in program, which is one of its largest product categories. Given the favorable market environment and the company’s strategic positioning and fully developed logistics system, we continue to like its long-term growth prospects.
Leading provider of dialysis services,
DaVita, Inc.
outperformed during the period following a top- and bottom-line earnings beat, and subsequent raise in full year guidance. DaVita is benefitting from cost saving initiatives, early signs of a normalization in patient growth trends on par with pre-pandemic levels, improved leverage and an aggressive share buyback program. The company also announced an expansion of its international operations in Latin America, presenting an attractive long-term growth opportunity. In our view, we believe the market misunderstands the long-term clinical impact of glucagon-like-peptide-1 (GLP-1s) on dialysis and as such, DaVita currently trades at a significant discount relative to our estimate of its intrinsic value.
TOP PERFORMANCE DETRACTORS
China’s internet search and online community leader,
Baidu, Inc.
was the biggest detractor from relative performance over the trailing one-year period as uncertainty surrounding China’s economic growth and government regulations weighed on investor sentiment. The country’s tech giants also entered an Artificial Intelligence (AI) price war. Baidu responded by slashing prices across its AI offerings and making its Ernie Bot accessible for free. While the delayed monetization of AI does reflect the volatility of the Chinese technology industry, we believe Baidu’s core advertising business offers downside protection as the company continues to establish its dominance in China’s AI scene. Our thesis on Baidu remains predicated both on the advertising business and a gradual macro recovery. In success, shares will trade higher with AI Cloud and Autonomous Driving offering long-term optionality.
Shares of semiconductor chip manufacturer,
Intel Corporation (INTC)
also underperformed following a significant earnings miss, disappointing near-term guidance and the subsequent suspension of its dividend. In response, management announced a $10 billion plan aimed at reducing headcount and capturing cost efficiencies. We believe the company is past the trough of the demand cycle and continue to see signs of a cyclical recovery for personal computers (PCs) and central processing units (CPUs). While we are disappointed with the results, we view the sell off as an overreaction and think the market continues to overlook the progress Intel is making to advance its manufacturing process and the company’s efforts to serve as a viable second source foundry partner of leading-edge silicon. We believe the separation of the design and manufacturing businesses will be a key catalyst in unlocking improved financial performance while also enhancing the competitiveness of the foundry bu sine
ss.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Institutional Shares Class. It assumes a $1,000,000 initial investment at the beginning of the first fiscal year in an appropriate broad-based securities market index for the same period.
Growth of $1,000
,000
Average Annual Total Returns	1-Year	5-Year	10-Year
Ariel Global Fund (Institutional Class)	20.14%	8.83%	6.77%
MSCI ACWI Index (Broad-based Index)	31.76%	12.19%	9.39%
MSCI ACWI Value Index	26.89%	9.04%	6.65%
Performance data quoted represents past performance and does not guarantee future results.
All performance assumes the reinvestment of dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Please visit
arielinvestments.com/performance
for recent and since inception performance results.
Key Fund Statistics
Net assets	$ 57,540,291
Total number of portfolio holdings	56
Total advisory fees paid	$ 340,392
Portfolio turnover rate as of the end of the reporting period	78%
Graphical Representation of Holdings (% of Net
As
s
et
s
)
Top Ten Hold
ings
Check Point Software Technologies, Ltd.	5.48%
Microsoft Corporation	5.29%
Michelin (CGDE)	4.76%
JD.com, Inc.	4.58%
Sanofi	3.63%
Verizon Communications, Inc.	3.53%
Fresenius Medical Care AG & Company KGaA	3.16%
Taiwan Semiconductor Manufacturing Company, Ltd.	2.89%
NetApp, Inc.	2.83%
Allstate Corporation	2.82%
Sector Allocation
Information Technology	22.84%
Consumer Discretionary	21.07%
Financials	20.61%
Health Care	14.75%
Industrials	6.66%
Communication Services	5.87%
Utilities	3.91%
Other	3.33%
Geographic Allocation
Availability of Additional Information
Please visit
arielinvestments.com/fundreports
for the Fund's prospectus, financial information, fund holdings and proxy voting information. You can also request this information by contacting us at 800.292.7435.
Householding
To reduce fund expenses, we will deliver a single copy of shareholder documents to investors with multiple accounts at the same address. If you would prefer individual copies for each account please call 800.292.7435 or contact your financial intermediary. Instructions are typically effective within 30 days.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer, or persons performing similar functions.

During the period covered by this report, the code of ethics was revised to reflect a change in principal financial officer for the registrant.

A copy of the current code of ethics is available on our web site at www.arielinvestments.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, and (3) Kim Y. Lew.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2024 and September 30, 2023, were $123,000 and $119,400, respectively.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2024 and September 30, 2023, were $0 and $0, respectively.

For the twelve month periods ended  September 30, 2024 and September 30, 2023, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the Audit Committee of the registrant’s Board of Directors (the “Audit Committee”) for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees. The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2024 and September 30, 2023 were $23,800 and $22,600, respectively.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.

For the twelve month periods ended September 30, 2024 and September 30, 2023, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant's Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees. The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2024 and September 30, 2023, were $0 and $0, respectively.

For the twelve month periods ended September 30, 2024 and September 30, 2023, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant's Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the twelve month periods ended September 30, 2024 and September 30, 2023, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $23,800 and $22,600, respectively.

For the twelve month periods ended September 30, 2024 and September 30, 2023, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Financial Statements filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The Financial Statements are filed herewith.

(b) The Financial Highlights are filed herewith.

Annual Financial Statements
September 30, 2024

Table of Contents

Schedules of Inveﬆments
As of September 30, 2024
Ariel Fund

Number of Shares	Common Stocks—99.48%	Value ($)
	Consumer Discretionary—37.14%
2,821,143	Madison Square Garden Entertainment Corporation(a)	119,983,212
1,366,142	Adtalem Global Education, Inc.(a)	103,116,398
565,504	Royal Caribbean Cruises, Ltd.	100,297,789
1,548,230	Boyd Gaming Corporation	100,093,070
2,180,705	Sphere Entertainment Company(a)	96,343,547
8,891,670	Paramount Global	94,429,535
4,583,445	Mattel, Inc.(a)	87,314,627
25,386,401	Leslie’s, Inc.(a)(b)	80,221,027
2,454,623	Interpublic Group of Companies, Inc.	77,639,726
306,553	Madison Square Garden Sports Corporation(a)	63,842,728
2,070,821	Gentex Corporation	61,482,675
3,130,262	Manchester United plc(a)	50,647,639
		1,035,411,973
	Consumer Staples—3.53%
812,952	J.M. Smucker Company	98,448,487
	Energy—2.33%
3,505,349	Core Laboratories, Inc.(b)	64,954,117
	Financials—21.06%
1,142,291	Northern Trust Corporation	102,840,459
573,939	Affiliated Managers Group, Inc.	102,046,354
2,013,817	Lazard, Inc.	101,456,100
2,182,992	Carlyle Group, Inc.	93,999,636
947,440	First American Financial Corporation	62,540,514
504,588	BOK Financial Corporation	52,789,997
1,255,223	Janus Henderson Group plc	47,786,340
2,070,647	GCM Grosvenor, Inc.	23,439,724
		586,899,124
	Health Care—10.22%
4,908,366	Envista Holdings Corporation(a)	96,989,312
1,140,938	Prestige Consumer Healthcare, Inc.(a)	82,261,630
158,609	Bio-Rad Laboratories, Inc.(a)	53,067,399
266,140	Charles River Laboratories International, Inc.(a)	52,421,596
		284,739,937
	Industrials—21.72%
800,889	Mohawk Industries, Inc.(a)	128,686,845
525,550	Generac Holdings, Inc.(a)	83,499,384
10,507,416	ADT, Inc.	75,968,618
178,206	Zebra Technologies Corporation(a)	65,993,246
1,815,278	Axalta Coating Systems, Ltd.(a)	65,694,911
2,125,680	Kennametal, Inc.	55,118,882
581,567	Masco Corporation	48,816,734
2,227,075	Resideo Technologies, Inc.(a)	44,853,290
264,461	The Middleby Corporation(a)	36,794,459
		605,426,369
	Real Estate—3.48%
359,966	Jones Lang LaSalle, Inc.(a)	97,122,426
	Total Common Stocks (Cost $1,931,211,447)	2,773,002,433

The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel Fund (Continued)

Number of Shares	Short-Term Investments—0.22%	Value ($)
6,320,029	Northern Institutional Treasury Portfolio, 4.78%(c)	6,320,029
	Total Short-Term Investments (Cost $6,320,029)	6,320,029

	Total Investments—99.70% (Cost $1,937,531,476)	2,779,322,462
	Other Assets less Liabilities—0.30%	8,233,979
	Net Assets—100.00%	2,787,556,441
Ariel Appreciation Fund

Number of Shares	Common Stocks—98.99%	Value ($)
	Consumer Discretionary—25.90%
1,999,421	Mattel, Inc.(a)	38,088,970
985,594	Interpublic Group of Companies, Inc.	31,174,338
386,415	CarMax, Inc.(a)	29,900,793
120,742	Madison Square Garden Sports Corporation(a)	25,145,729
1,260,384	Knowles Corporation(a)	22,724,724
530,740	Madison Square Garden Entertainment Corporation(a)	22,572,372
679,458	Gentex Corporation	20,173,108
534,514	BorgWarner, Inc.	19,397,513
1,018,060	Manchester United plc(a)	16,472,211
335,861	Sphere Entertainment Company(a)	14,838,339
80,253	Vail Resorts, Inc.	13,987,295
711,339	Paramount Global	7,554,420
		262,029,812
	Consumer Staples—3.71%
166,777	J.M. Smucker Company	20,196,695
300,304	Molson Coors Brewing Company	17,273,486
		37,470,181
	Energy—4.95%
1,543,335	Core Laboratories, Inc.	28,597,997
1,345,112	NOV, Inc.	21,481,439
		50,079,436
	Financials—24.96%
465,077	Northern Trust Corporation	41,870,882
73,776	Goldman Sachs Group, Inc.	36,527,235
613,281	Lazard, Inc.	30,897,097
648,153	Carlyle Group, Inc.	27,909,468
398,697	First American Financial Corporation	26,317,989
370,880	The Charles Schwab Corporation	24,036,733
220,324	BOK Financial Corporation	23,050,297
199,597	Aflac, Inc.	22,314,945
149,849	KKR & Company, Inc.	19,567,282
		252,491,928
	Health Care—11.97%
144,321	Charles River Laboratories International, Inc.(a)	28,426,907
125,294	Labcorp Holdings, Inc.	28,000,703
1,243,759	Envista Holdings Corporation(a)	24,576,678
66,738	Bio-Rad Laboratories, Inc.(a)	22,329,200
164,532	Zimmer Biomet Holdings, Inc.	17,761,230
		121,094,718
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel Appreciation Fund (Continued)

Number of Shares	Common Stocks—98.99%	Value ($)
	Industrials—22.39%
207,186	Generac Holdings, Inc.(a)	32,917,712
287,028	Stanley Black & Decker, Inc.	31,610,394
1,055,002	Kennametal, Inc.	27,356,202
645,878	Axalta Coating Systems, Ltd.(a)	23,374,325
139,467	Keysight Technologies, Inc.(a)	22,165,490
157,729	The Middleby Corporation(a)	21,944,836
70,674	Littelfuse, Inc.	18,746,278
2,579,378	ADT, Inc.	18,648,903
788,154	Resideo Technologies, Inc.(a)	15,873,421
196,365	nVent Electric plc	13,796,605
		226,434,166
	Real Estate—5.11%
210,215	CBRE Group, Inc., Class A(a)	26,167,563
94,689	Jones Lang LaSalle, Inc.(a)	25,548,039
		51,715,602
	Total Common Stocks (Cost $659,121,852)	1,001,315,843

Number of Shares	Short-Term Investments—1.01%	Value ($)
10,231,000	Northern Institutional Treasury Portfolio, 4.78%(c)	10,231,000
	Total Short-Term Investments (Cost $10,231,000)	10,231,000

	Total Investments—100.00% (Cost $669,352,852)	1,011,546,843
	Other Assets less Liabilities—0.00%	3,304
	Net Assets—100.00%	1,011,550,147
Ariel Focus Fund

Number of Shares	Common Stocks—99.91%	Value ($)
	Basic Materials—6.27%
123,024	Barrick Gold Corporation	2,446,947
66,915	Mosaic Company	1,791,984
		4,238,931
	Consumer Discretionary—15.61%
67,168	PHINIA, Inc.	3,091,743
36,441	Boyd Gaming Corporation	2,355,911
46,584	Madison Square Garden Entertainment Corporation(a)	1,981,218
47,536	BorgWarner, Inc.	1,725,081
6,705	Madison Square Garden Sports Corporation(a)	1,396,383
		10,550,336
	Consumer Staples—4.25%
23,727	J.M. Smucker Company	2,873,340
	Energy—11.35%
115,557	APA Corporation	2,826,524
18,672	Chevron Corporation	2,749,826
113,251	Core Laboratories, Inc.	2,098,541
		7,674,891
	Financials—24.86%
8,034	Goldman Sachs Group, Inc.	3,977,714
37,262	BOK Financial Corporation	3,898,350
80,770	Bank of America Corporation	3,204,953
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel Focus Fund (Continued)

Number of Shares	Common Stocks—99.91%	Value ($)
	Financials—24.86%
11,772	Affiliated Managers Group, Inc.	2,093,062
29,110	First American Financial Corporation	1,921,551
18,991	Northern Trust Corporation	1,709,760
		16,805,390
	Health Care—7.96%
9,536	Labcorp Holdings, Inc.	2,131,105
11,936	Johnson & Johnson	1,934,348
2,522	Bio-Rad Laboratories, Inc.(a)	843,811
29,955	ZimVie, Inc.(a)	475,386
		5,384,650
	Industrials—23.01%
28,040	Mohawk Industries, Inc.(a)	4,505,467
13,855	Snap-on, Inc.	4,013,932
6,375	Lockheed Martin Corporation	3,726,570
151,568	Resideo Technologies, Inc.(a)	3,052,580
1,646	Generac Holdings, Inc.(a)	261,516
		15,560,065
	Technology—6.60%
26,203	Oracle Corporation	4,464,991
	Total Common Stocks (Cost $47,415,378)	67,552,594

Number of Shares	Short-Term Investments—0.09%	Value ($)
58,830	Northern Institutional Treasury Portfolio, 4.78%(c)	58,830
	Total Short-Term Investments (Cost $58,830)	58,830

	Total Investments—100.00% (Cost $47,474,208)	67,611,424
	Other Assets less Liabilities—(0.00)%	(1,154)
	Net Assets—100.00%	67,610,270
Ariel International Fund

Number of Shares	Common Stocks—97.72%	Value ($)
	Austria—2.67%
83,116	BAWAG Group AG(a)	6,434,806
	Belgium—4.16%
125,882	KBC Group NV	10,007,767
	China—2.80%
253,050	JD.com, Inc.	5,439,345
12,371	Baidu, Inc. ADR(a)	1,302,543
		6,741,888
	Denmark—1.56%
125,048	Danske Bank A/S	3,762,709
	Finland—1.00%
552,281	Nokia Corporation	2,412,364
	France—21.49%
384,747	Michelin (CGDE)	15,615,130
115,732	Sanofi	13,256,306
257,937	AXA SA	9,914,343
119,290	BNP Paribas SA	8,173,081
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel International Fund (Continued)

Number of Shares	Common Stocks—97.72%	Value ($)
	France—21.49% (continued)
31,991	Publicis Groupe SA	3,496,979
5,648	Thales SA	896,222
1,729	Safran SA	406,291
		51,758,352
	Germany—16.83%
248,837	Fresenius Medical Care AG & Company KGaA	10,578,360
51,261	Siemens AG	10,347,475
185,034	Daimler Truck Holding AG	6,926,791
29,219	Deutsche Boerse AG	6,853,045
151,506	Infineon Technologies AG	5,305,695
939	Muenchener Rueckver AG	516,666
		40,528,032
	Hong Kong—2.64%
719,000	CLP Holdings, Ltd.	6,367,906
	Hungary—0.72%
90,020	Wizz Air Holdings plc(a)	1,745,108
	Israel—5.80%
72,461	Check Point Software Technologies, Ltd.(a)	13,971,205
	Italy—4.93%
347,940	Stellantis NV	4,805,735
885,557	Snam SpA	4,505,899
425,417	Italgas SpA	2,571,393
		11,883,027
	Japan—12.06%
481,500	Bandai Namco Holdings, Inc.	10,975,084
207,000	Bridgestone Corporation	7,921,378
424,000	Subaru Corporation	7,322,094
76,600	Secom Company, Ltd.	2,821,502
		29,040,058
	Netherlands—0.92%
63,975	Koninklijke Ahold Delhaize NV	2,209,763
	Singapore—0.30%
65,700	Venture Corporation, Ltd.	717,703
	South Korea—3.24%
75,386	KB Financial Group, Inc.	4,663,705
66,818	Samsung Electronics Company, Ltd.	3,142,393
		7,806,098
	Spain—4.45%
406,587	Endesa SA	8,884,388
138,717	Tecnicas Reunidas SA(a)	1,829,792
		10,714,180
	Switzerland—1.57%
11,845	Roche Holding AG	3,787,153
	Taiwan—1.50%
17,787	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	3,089,069
17,000	Taiwan Semiconductor Manufacturing Company, Ltd.	514,085
		3,603,154
	United Arab Emirates—1.01%
1,025,443	Emaar Properties PJSC	2,434,452
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel International Fund (Continued)

Number of Shares	Common Stocks—97.72%	Value ($)
	United Kingdom—5.17%
1,626,837	Tesco plc	7,801,724
129,852	GSK plc	2,632,729
807,470	Direct Line Insurance Group plc	2,021,992
		12,456,445
	United States—2.90%
72,430	Aptiv plc(a)	5,215,684
14,476	Philip Morris International, Inc.	1,757,387
		6,973,071
	Total Common Stocks (Cost $192,855,205)	235,355,241

Number of Shares	Short-Term Investments—0.38%	Value ($)
920,970	Northern Institutional Treasury Portfolio, 4.78%(c)	920,970
	Total Short-Term Investments (Cost $920,970)	920,970

	Total Investments—98.10% (Cost $193,776,175)	236,276,211
	Foreign Currency, Other Assets less Liabilities—1.90%	4,568,576
	Net Assets—100.00%	240,844,787
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel International Fund (Continued)

Open Forward Currency Contracts
Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Appreciation
11/25/2024	UBS	Australian Dollar	24,739,920	United States Dollar	16,803,799	$311,940
11/25/2024	UBS	Euro	2,920,574	Swiss Franc	2,724,703	18,742
11/25/2024	UBS	Swedish Krona	12,081,477	Euro	1,063,802	5,946
Subtotal UBS						336,628
11/25/2024	JPMorgan	United States Dollar	25,790,847	Euro	23,017,061	110,367
Subtotal JPMorgan						110,367
Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$446,995

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Depreciation
11/25/2024	UBS	Japanese Yen	347,450,854	United States Dollar	2,439,241	$(3,298)
11/25/2024	UBS	Swiss Franc	3,378,837	Euro	3,609,460	(9,549)
11/25/2024	UBS	United States Dollar	1,988,477	Chinese Offshore Yuan	14,043,841	(25,197)
11/25/2024	UBS	United States Dollar	4,168,827	Australian Dollar	6,181,480	(107,686)
Subtotal UBS						(145,730)
11/25/2024	JPMorgan	Japanese Yen	3,803,857	Chinese Offshore Yuan	188,645	(380)
11/25/2024	JPMorgan	Japanese Yen	1,742,906,693	United States Dollar	12,235,986	(16,640)
Subtotal JPMorgan						(17,020)
Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(162,750)
Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$284,245
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel Global Fund

Number of Shares	Common Stocks—98.60%	Value ($)
	Austria—1.25%
9,254	BAWAG Group AG(a)	716,441
	Belgium—2.68%
19,397	KBC Group NV	1,542,084
	Brazil—0.49%
14,520	Telefonica Brasil SA(a)	148,780
20,497	BB Seguridade Participacoes SA	133,569
		282,349
	China—6.02%
122,550	JD.com, Inc.	2,634,230
6,153	Baidu, Inc. ADR(a)	647,849
4,536	JD.com, Inc. ADR	181,440
		3,463,519
	France—13.09%
67,407	Michelin (CGDE)	2,735,743
18,252	Sanofi	2,090,641
17,002	BNP Paribas SA	1,164,882
25,771	AXA SA	990,562
5,018	Publicis Groupe SA	548,524
		7,530,352
	Germany—10.51%
42,720	Fresenius Medical Care AG & Company KGaA	1,816,078
7,427	Siemens AG	1,499,204
27,694	Daimler Truck Holding AG	1,036,731
3,920	Deutsche Boerse AG	919,400
22,109	Infineon Technologies AG	774,251
		6,045,664
	Hong Kong—1.25%
81,000	CLP Holdings, Ltd.	717,386
	Hungary—0.80%
23,646	Wizz Air Holdings plc(a)	458,396
	Israel—5.48%
16,367	Check Point Software Technologies, Ltd.(a)	3,155,721
	Italy—1.32%
45,125	Stellantis NV	623,265
22,840	Italgas SpA	138,054
		761,319
	Japan—6.15%
65,900	Bandai Namco Holdings, Inc.	1,502,094
29,100	Bridgestone Corporation	1,113,585
53,300	Subaru Corporation	920,442
		3,536,121
	Peru—1.11%
3,535	Credicorp, Ltd.	639,729
	South Korea—3.63%
23,398	Samsung Electronics Company, Ltd.	1,100,388
15,966	KB Financial Group, Inc.	987,726
		2,088,114
	Spain—2.42%
63,819	Endesa SA	1,394,518
	Switzerland—0.96%
1,731	Roche Holding AG	553,445
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel Global Fund (Continued)

Number of Shares	Common Stocks—98.60%	Value ($)
	Taiwan—3.47%
55,000	Taiwan Semiconductor Manufacturing Company, Ltd.	1,663,217
45,000	Catcher Technology Company, Ltd.	336,293
		1,999,510
	United Arab Emirates—1.17%
283,199	Emaar Properties PJSC	672,328
	United Kingdom—2.18%
206,156	Tesco plc	988,650
13,163	GSK plc	266,878
		1,255,528
	United States—34.62%
7,077	Microsoft Corporation	3,045,233
45,250	Verizon Communications, Inc.	2,032,177
13,164	NetApp, Inc.	1,625,886
8,543	Allstate Corporation	1,620,180
10,193	Capital One Financial Corporation	1,526,198
7,872	DaVita, Inc.(a)	1,290,457
19,944	CVS Health Corporation	1,254,079
11,915	Western Alliance Bancorp	1,030,528
4,631	D.R. Horton, Inc.	883,456
75,842	CNH Industrial NV	841,846
34,047	Intel Corporation	798,743
4,231	Lennar Corporation	793,228
10,205	Aptiv plc(a)	734,862
7,673	Gilead Sciences, Inc.	643,304
21,122	Teradata Corporation(a)	640,841
9,793	Comerica, Inc.	586,699
11,094	Bristol-Myers Squibb Company	574,004
		19,921,721
	Total Common Stocks (Cost $44,551,591)	56,734,245

Number of Shares	Short-Term Investments—0.37%	Value ($)
214,505	Northern Institutional Treasury Portfolio, 4.78%(c)	214,505
	Total Short-Term Investments (Cost $214,505)	214,505

	Total Investments—98.97% (Cost $44,766,096)	56,948,750
	Foreign Currency, Other Assets less Liabilities—1.03%	591,541
	Net Assets—100.00%	57,540,291
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Schedules of Inveﬆments
As of September 30, 2024
Ariel Global Fund (Continued)

Open Forward Currency Contracts
Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Appreciation
11/25/2024	JPMorgan	United States Dollar	9,968,171	Euro	8,896,102	$42,657
11/25/2024	JPMorgan	United States Dollar	394,009	Japanese Yen	56,123,000	536
Subtotal JPMorgan						43,193
Subtotal - Open Forward Currency Contracts with Unrealized Appreciation						$43,193

Contract Settlement Date	Counterparty	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Open Forward Currency Contracts with Unrealized Depreciation
11/25/2024	UBS	United States Dollar	522,952	Chinese Offshore Yuan	3,693,407	$(6,627)
Subtotal UBS						(6,627)
Subtotal - Open Forward Currency Contracts with Unrealized Depreciation						$(6,627)
Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts						$36,566

(a)	Non-income producing.
(b)	Affiliated company (See Note Seven, Transactions with Affiliated Companies).
(c)	The rate presented is the 7-day current yield as of September 30, 2024.

ADR	American Depositary Receipt
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Assets & Liabilities
As of September 30, 2024

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Assets
Investments in Unaffiliated Issuers, at Value (cost $1,743,690,710, $659,121,852 and $47,415,378, respectively)	$2,627,827,289	$1,001,315,843	$67,552,594
Investments in Affiliated Issuers, at Value (cost $187,520,737)	145,175,144 (a)	—	—
Short-Term Investments, at Value (cost $6,320,029, $10,231,000 and $58,830, respectively)	6,320,029	10,231,000	58,830
Dividends and Interest Receivable	2,448,516	627,332	21,268
Receivable for Dividend Reclaims	—	—	2,532
Receivable for Fund Shares Sold	7,044,755	72,467	13,394
Prepaid and Other Assets	13,320	12,564	5,720
Total Assets	2,788,829,053	1,012,259,206	67,654,338
Liabilities
Payable for Fund Shares Redeemed	747,964	468,424	19,305
Accrued Expenses:
Shareholder Service Fees	220,338	99,025	2,666
Transfer Agent Fees	183,042	78,781	6,717
Custody Fees	4,740	2,063	427
Trustee Fees	—	1,165	—
Other Liabilities	116,528	59,601	14,953
Total Liabilities	1,272,612	709,059	44,068
Net Assets	$2,787,556,441	$1,011,550,147	$67,610,270
Net Assets Consist of
Paid-in Capital	$1,871,549,138	$625,432,049	$47,619,595
Distributable Earnings	916,007,303	386,118,098	19,990,675
Net Assets	$2,787,556,441	$1,011,550,147	$67,610,270
Investor Class Shares
Net Assets	$1,256,281,752	$813,234,220	$45,631,809
Shares Outstanding (no par value, unlimited authorized)	16,345,487	19,443,549	2,718,012
Net Asset Value, Offering and Redemption Price per Share	$76.86	$41.83	$16.79
Institutional Class Shares
Net Assets	$1,531,274,689	$198,315,927	$21,978,461
Shares Outstanding (no par value, unlimited authorized)	19,865,703	4,720,709	1,304,426
Net Asset Value, Offering and Redemption Price per Share	$77.08	$42.01	$16.85

(a)	See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Assets & Liabilities
As of September 30, 2024

	Ariel International Fund	Ariel Global Fund
Assets
Investments in Unaffiliated Issuers, at Value (cost $192,855,205 and $44,551,591, respectively)	$235,355,241	$56,734,245
Short-Term Investments, at Value (cost $920,970 and $214,505, respectively)	920,970	214,505
Foreign Currencies (cost $118 and $37,530, respectively)	118	37,780
Dividends and Interest Receivable	317,104	70,772
Receivable for Dividend Reclaims	4,003,048	475,248
Receivable for Fund Shares Sold	32,119	3,510
Unrealized Appreciation on Forward Currency Contracts	446,995	43,193
Prepaid and Other Assets	5,640	5,640
Total Assets	241,081,235	57,584,893
Liabilities
Payable for Fund Shares Redeemed	2,499	7,506
Unrealized Depreciation on Forward Currency Contracts	162,750	6,627
Accrued Expenses:
Shareholder Service Fees	13,111	1,890
Transfer Agent Fees	17,961	4,553
Custody Fees	11,214	3,320
Trustee Fees	1,125	360
Other Liabilities	27,788	20,346
Total Liabilities	236,448	44,602
Net Assets	$240,844,787	$57,540,291
Net Assets Consist of
Paid-in Capital	$190,475,712	$36,320,624
Distributable Earnings	50,369,075	21,219,667
Net Assets	$240,844,787	$57,540,291
Investor Class Shares
Net Assets	$19,236,765	$12,766,331
Shares Outstanding (no par value, unlimited authorized)	1,217,760	739,817
Net Asset Value, Offering and Redemption Price per Share	$15.80	$17.26
Institutional Class Shares
Net Assets	$221,608,022	$44,773,960
Shares Outstanding (no par value, unlimited authorized)	14,309,630	2,695,658
Net Asset Value, Offering and Redemption Price per Share	$15.49	$16.61
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Operations
Year Ended September 30, 2024

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Investment Income
Dividends
Unaffiliated Issuers	$30,397,377	$16,175,683	$1,352,450 (a)
Affiliated Issuers	128,670 (b)	—	—
Interest	972,974	683,788	54,033
Total Investment Income	31,499,021	16,859,471	1,406,483
Expenses
Management Fees	15,215,437	7,304,928	426,920
Distribution Fees (Investor Class)	2,970,443	1,990,934	107,933
Shareholder Service Fees
Investor Class	993,490	569,465	22,565
Institutional Class	602,901	65,280	5,590
Transfer Agent Fees and Expenses
Investor Class	264,704	185,799	15,229
Institutional Class	224,528	34,650	4,069
Printing and Postage Expenses
Investor Class	241,637	151,838	10,021
Institutional Class	99,471	22,469	1,928
Trustees' Fees and Expenses	560,489	219,410	14,067
Professional Fees	303,715	137,021	37,579
Custody Fees and Expenses	30,040	12,710	2,967
Federal and State Registration Fees	54,845	37,942	35,220
Interest Expense	1,487	—	66
Miscellaneous Expenses	321,126	137,034	18,139
Total Expenses Before Reimbursements	21,884,313	10,869,480	702,293
Expense Reimbursements	—	—	(101,695)
Net Expenses	21,884,313	10,869,480	600,598
Net Investment Income	9,614,708	5,989,991	805,885
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investments
Unaffiliated Issuers	133,375,700	57,811,965	183,961
Affiliated Issuers	9,849,831 (b)	—	—
Total Realized Gain (Loss) on Investments	143,225,531	57,811,965	183,961
Change in Net Unrealized Appreciation (Depreciation) on Investments
Unaffiliated Issuers	471,164,278	105,487,855	15,198,849
Affiliated Issuers	21,183,405 (b)	—	—
Total Change in Net Unrealized Appreciation (Depreciation) on Investments	492,347,683	105,487,855	15,198,849
Net Gain (Loss) on Investments	635,573,214	163,299,820	15,382,810
Net Increase (Decrease) in Net Assets Resulting from Operations	$645,187,922	$169,289,811	$16,188,695

(a)	Net of $11,429 in foreign taxes withheld.
(b)	See Note Seven, Transactions with Affiliated Companies, for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Operations
Year Ended September 30, 2024

	Ariel International Fund	Ariel Global Fund
Investment Income
Dividends
Unaffiliated Issuers	$10,126,998 (a)	$1,289,575 (a)
Interest	91,817	22,777
Total Investment Income	10,218,815	1,312,352
Expenses
Management Fees	2,708,992	512,696
Distribution Fees (Investor Class)	46,566	31,211
Shareholder Service Fees
Investor Class	19,104	9,484
Institutional Class	128,348	13,380
Transfer Agent Fees and Expenses
Investor Class	5,764	5,277
Institutional Class	48,158	7,163
Printing and Postage Expenses
Investor Class	9,542	8,343
Institutional Class	11,652	5,226
Trustees' Fees and Expenses	81,303	15,736
Professional Fees	72,547	44,070
Custody Fees and Expenses	90,127	32,177
Administration Fees	28,615	12,320
Fund Accounting Fees	18,883	7,778
Federal and State Registration Fees	39,833	36,388
Interest Expense	112,721	8,894
Miscellaneous Expenses	77,844	26,231
Total Expenses Before Reimbursements	3,499,999	776,374
Expense Reimbursements	(360,818)	(172,304)
Net Expenses	3,139,181	604,070
Net Investment Income	7,079,634	708,282
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on
Investments	52,979,544	16,421,446
Foreign Currency Transactions	1,554,011	(362,696)
Forward Currency Contracts	(6,941,593)	1,569,258
Total Realized Gain (Loss) on Investments	47,591,962	17,628,008
Change in Net Unrealized Appreciation (Depreciation) on
Investments	672,600	(4,500,225)
Foreign Currency Translation	270,672	33,809
Forward Currency Contracts	6,673,553	(1,904,353)
Total Change in Net Unrealized Appreciation (Depreciation) on Investments	7,616,825	(6,370,769)
Net Gain (Loss) on Investments	55,208,787	11,257,239
Net Increase (Decrease) in Net Assets Resulting from Operations	$62,288,421	$11,965,521

(a)	Net of $1,518,461 and $187,775 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations
Net Investment Income (Loss)	$9,614,708	$16,848,380	$5,989,991	$7,873,689
Net Realized Gain (Loss) on Investments	143,225,531	120,830,729	57,811,965	55,385,069
Change in Net Unrealized Appreciation (Depreciation) on Investments	492,347,683	204,511,300	105,487,855	91,946,891
Net Increase (Decrease) in Net Assets from Operations	645,187,922	342,190,409	169,289,811	155,205,649
Distributions to Shareholders
Investor Class	(60,750,331)	(101,883,426)	(50,933,531)	(90,715,608)
Institutional Class	(79,576,906)	(114,645,716)	(14,883,187)	(20,435,907)
Total Distributions	(140,327,237)	(216,529,142)	(65,816,718)	(111,151,515)
Share Transactions
Value of Shares Issued
Investor Class	46,285,664	45,557,046	22,488,205	44,265,501
Institutional Class	286,664,032	296,039,638	21,492,011	61,636,934
Value of Shares Issued in Reinvestment of Dividends and Distributions
Investor Class	58,993,510	98,914,214	49,825,637	88,774,874
Institutional Class	75,646,264	108,614,831	13,906,461	18,958,974
Value of Shares Redeemed
Investor Class	(221,726,414)	(173,819,429)	(135,585,022)	(216,729,674)
Institutional Class	(513,454,362)	(269,914,715)	(82,106,433)	(37,698,244)
Net Increase (Decrease) in Net Assets from Share Transactions	(267,591,306)	105,391,585	(109,979,141)	(40,791,635)
Total Increase (Decrease) in Net Assets	237,269,379	231,052,852	(6,506,048)	3,262,499
Net Assets
Beginning of Year	2,550,287,062	2,319,234,210	1,018,056,195	1,014,793,696
End of Year	$2,787,556,441	$2,550,287,062	$1,011,550,147	$1,018,056,195
Capital Share Transactions
Investor Shares
Shares Sold	675,606	685,350	582,959	1,145,332
Shares Issued to Holders in Reinvestment of Dividends and Distributions	961,116	1,545,894	1,394,741	2,302,750
Shares Redeemed	(3,274,407)	(2,620,755)	(3,530,094)	(5,551,218)
Net Increase (Decrease)	(1,637,685)	(389,511)	(1,552,394)	(2,103,136)
Institutional Shares
Shares Sold	4,102,322	4,464,644	562,956	1,544,434
Shares Issued to Holders in Reinvestment of Dividends and Distributions	1,221,849	1,695,357	385,779	490,193
Shares Redeemed	(7,485,593)	(4,060,517)	(2,123,459)	(960,862)
Net Increase (Decrease)	(2,161,422)	2,099,484	(1,174,724)	1,073,765
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Changes in Net Assets

	Ariel Focus Fund
	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations
Net Investment Income (Loss)	$805,885	$904,776
Net Realized Gain (Loss) on Investments	183,961	1,253,464
Change in Net Unrealized Appreciation (Depreciation) on Investments	15,198,849	2,189,136
Net Increase (Decrease) in Net Assets from Operations	16,188,695	4,347,376
Distributions to Shareholders
Investor Class	(1,470,285)	(3,466,117)
Institutional Class	(779,930)	(1,485,053)
Total Distributions	(2,250,215)	(4,951,170)
Share Transactions
Value of Shares Issued
Investor Class	2,582,516	3,181,127
Institutional Class	861,647	4,563,399
Value of Shares Issued in Reinvestment of Dividends and Distributions
Investor Class	1,291,053	3,037,384
Institutional Class	773,975	1,474,854
Value of Shares Redeemed
Investor Class	(8,404,212)	(5,535,093)
Institutional Class	(4,840,569)	(1,286,681)
Net Increase (Decrease) in Net Assets from Share Transactions	(7,735,590)	5,434,990
Total Increase (Decrease) in Net Assets	6,202,890	4,831,196
Net Assets
Beginning of Year	61,407,380	56,576,184
End of Year	$67,610,270	$61,407,380
Capital Share Transactions
Investor Shares
Shares Sold	176,864	222,340
Shares Issued to Holders in Reinvestment of Dividends and Distributions	92,783	208,672
Shares Redeemed	(554,042)	(387,121)
Net Increase (Decrease)	(284,395)	43,891
Institutional Shares
Shares Sold	60,542	309,289
Shares Issued to Holders in Reinvestment of Dividends and Distributions	55,338	101,225
Shares Redeemed	(311,665)	(89,069)
Net Increase (Decrease)	(195,785)	321,445
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Statements of Changes in Net Assets

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations
Net Investment Income (Loss)	$7,079,634	$17,974,814	$708,282	$6,154,047
Net Realized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts	47,591,962	(3,200,924)	17,628,008	5,421,740
Change in Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currency Translations and Forward Currency Contracts	7,616,825	89,419,836	(6,370,769)	15,826,073
Net Increase (Decrease) in Net Assets from Operations	62,288,421	104,193,726	11,965,521	27,401,860
Distributions to Shareholders
Investor Class	(304,378)	—	(2,267,487)	(580,195)
Institutional Class	(7,394,652)	—	(11,120,137)	(8,547,814)
Total Distributions	(7,699,030)	—	(13,387,624)	(9,128,009)
Share Transactions
Value of Shares Issued
Investor Class	2,216,635	8,325,478	2,074,686	2,007,385
Institutional Class	11,977,336	54,976,147	3,089,758	25,812,300
Value of Shares Issued in Reinvestment of Dividends and Distributions
Investor Class	280,699	—	2,010,770	508,725
Institutional Class	7,098,155	—	10,712,341	8,430,299
Value of Shares Redeemed
Investor Class	(5,155,054)	(15,219,013)	(4,294,092)	(1,521,455)
Institutional Class	(391,626,242)	(192,544,647)	(45,030,274)	(122,188,656)
Net Increase (Decrease) in Net Assets from Share Transactions	(375,208,471)	(144,462,035)	(31,436,811)	(86,951,402)
Total Increase (Decrease) in Net Assets	(320,619,080)	(40,268,309)	(32,858,914)	(68,677,551)
Net Assets
Beginning of Year	561,463,867	601,732,176	90,399,205	159,076,756
End of Year	$240,844,787	$561,463,867	$57,540,291	$90,399,205
Capital Share Transactions
Investor Shares
Shares Sold	153,870	619,026	127,861	116,780
Shares Issued to Holders in Reinvestment of Dividends and Distributions	20,079	—	129,772	31,024
Shares Redeemed	(361,923)	(1,116,891)	(270,217)	(87,988)
Net Increase (Decrease)	(187,974)	(497,865)	(12,584)	59,816
Institutional Shares
Shares Sold	857,938	4,190,135	193,772	1,631,875
Shares Issued to Holders in Reinvestment of Dividends and Distributions	518,871	—	717,868	531,943
Shares Redeemed	(28,247,448)	(14,542,219)	(2,878,840)	(7,334,814)
Net Increase (Decrease)	(26,870,639)	(10,352,084)	(1,967,200)	(5,170,996)
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Financial Highlights
For a Share Outstanding Throughout Each Year

	Year Ended September 30
Ariel Fund (Investor Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$63.65	$60.46	$85.09	$54.40	$63.40
Income from Investment Operations
Net Investment Income (Loss)	0.25	0.33	0.39	(0.04)	0.50
Net Realized and Unrealized Gain (Loss) on Investments	16.44	8.47	(20.38)	34.33	(5.72)
Total from Investment Operations	16.69	8.80	(19.99)	34.29	(5.22)
Distributions to Shareholders
Dividends from Net Investment Income	(0.29)	(0.27)	(0.03)	(0.20)	(0.55)
Distributions from Capital Gains	(3.19)	(5.34)	(4.61)	(3.40)	(3.23)
Total Distributions	(3.48)	(5.61)	(4.64)	(3.60)	(3.78)
Net Asset Value, End of Year	$76.86	$63.65	$60.46	$85.09	$54.40
Total Return	27.63%	14.56%	(25.05)%	65.59%	(9.03)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,256,282	$1,144,615	$1,110,849	$1,778,696	$995,861
Ratios to Average Net Assets:
Expenses	1.00%	0.99%	0.98%	1.00%	1.04%
Net Investment Income	0.19%	0.47%	0.31%	0.15%	0.70%
Portfolio Turnover Rate	17%	20%	33%	24%	23%

	Year Ended September 30
Ariel Fund (Institutional Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$63.82	$60.64	$85.34	$54.53	$63.55
Income from Investment Operations
Net Investment Income (Loss)	0.37	0.47	0.38	0.25	0.58
Net Realized and Unrealized Gain (Loss) on Investments	16.57	8.55	(20.17)	34.34	(5.62)
Total from Investment Operations	16.94	9.02	(19.79)	34.59	(5.04)
Distributions to Shareholders
Dividends from Net Investment Income	(0.49)	(0.50)	(0.30)	(0.38)	(0.75)
Distributions from Capital Gains	(3.19)	(5.34)	(4.61)	(3.40)	(3.23)
Total Distributions	(3.68)	(5.84)	(4.91)	(3.78)	(3.98)
Net Asset Value, End of Year	$77.08	$63.82	$60.64	$85.34	$54.53
Total Return	28.01%	14.91%	(24.82)%	66.12%	(8.74)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$1,531,274	$1,405,672	$1,208,385	$1,273,796	$596,645
Ratios to Average Net Assets:
Expenses	0.69%	0.68%	0.67%	0.69%	0.72%
Net Investment Income	0.51%	0.77%	0.65%	0.45%	1.01%
Portfolio Turnover Rate	17%	20%	33%	24%	23%
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Financial Highlights
For a Share Outstanding Throughout Each Year

	Year Ended September 30
Ariel Appreciation Fund (Investor Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$37.82	$36.32	$50.93	$38.76	$44.43
Income from Investment Operations
Net Investment Income (Loss)	0.26	0.33	0.06	0.12	0.48
Net Realized and Unrealized Gain (Loss) on Investments	6.22	5.15	(7.89)	16.31	(2.77)
Total from Investment Operations	6.48	5.48	(7.83)	16.43	(2.29)
Distributions to Shareholders
Dividends from Net Investment Income	(0.32)	(0.25)	(0.21)	(0.24)	(0.42)
Distributions from Capital Gains	(2.15)	(3.73)	(6.57)	(4.02)	(2.96)
Total Distributions	(2.47)	(3.98)	(6.78)	(4.26)	(3.38)
Net Asset Value, End of Year	$41.83	$37.82	$36.32	$50.93	$38.76
Total Return	18.31%	14.95%	(18.50)%	45.27%	(5.93)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$813,234	$794,113	$838,963	$1,101,184	$777,404
Ratios to Average Net Assets:
Expenses	1.14%	1.12%	1.10%	1.12%	1.15%
Net Investment Income	0.53%	0.64%	0.57%	0.55%	0.98%
Portfolio Turnover Rate	17%	17%	26%	24%	24%

	Year Ended September 30
Ariel Appreciation Fund (Institutional Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$37.99	$36.47	$51.10	$38.86	$44.55
Income from Investment Operations
Net Investment Income (Loss)	0.35	0.31	0.29	0.36	0.60
Net Realized and Unrealized Gain (Loss) on Investments	6.27	5.32	(8.00)	16.26	(2.77)
Total from Investment Operations	6.62	5.63	(7.71)	16.62	(2.17)
Distributions to Shareholders
Dividends from Net Investment Income	(0.45)	(0.38)	(0.35)	(0.36)	(0.56)
Distributions from Capital Gains	(2.15)	(3.73)	(6.57)	(4.02)	(2.96)
Total Distributions	(2.60)	(4.11)	(6.92)	(4.38)	(3.52)
Net Asset Value, End of Year	$42.01	$37.99	$36.47	$51.10	$38.86
Total Return	18.64%	15.32%	(18.24)%	45.74%	(5.65)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$198,316	$223,943	$175,831	$267,375	$196,009
Ratios to Average Net Assets:
Expenses	0.83%	0.81%	0.79%	0.81%	0.84%
Net Investment Income	0.84%	0.96%	0.87%	0.87%	1.26%
Portfolio Turnover Rate	17%	17%	26%	24%	24%
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Financial Highlights
For a Share Outstanding Throughout Each Year

	Year Ended September 30
Ariel Focus Fund (Investor Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$13.62	$13.67	$16.60	$12.13	$12.89
Income from Investment Operations
Net Investment Income (Loss)	0.17	0.19	0.13	0.16	0.18
Net Realized and Unrealized Gain (Loss) on Investments	3.48	0.93	(2.50)	4.65	(0.80)
Total from Investment Operations	3.65	1.12	(2.37)	4.81	(0.62)
Distributions to Shareholders
Dividends from Net Investment Income	(0.22)	(0.16)	(0.14)	(0.12)	(0.14)
Distributions from Capital Gains	(0.26)	(1.01)	(0.42)	(0.22)	—
Total Distributions	(0.48)	(1.17)	(0.56)	(0.34)	(0.14)
Net Asset Value, End of Year	$16.79	$13.62	$13.67	$16.60	$12.13
Total Return	27.54%	7.83%	(14.91)%	40.39%	(4.91)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$45,632	$40,907	$40,429	$43,721	$31,852
Ratios to Average Net Assets:
Expenses, Including Waivers	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, Excluding Waivers	1.18%	1.16%	1.13%	1.20%	1.25%
Net Investment Income, Including Waivers	1.15%	1.31%	0.91%	0.92%	1.23%
Net Investment Income, Excluding Waivers	0.97%	1.15%	0.78%	0.72%	0.98%
Portfolio Turnover Rate	19%	17%	33%	63%	22%

	Year Ended September 30
Ariel Focus Fund (Institutional Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$13.66	$13.70	$16.63	$12.14	$12.89
Income from Investment Operations
Net Investment Income (Loss)	0.21	0.21	0.18	0.18	0.19
Net Realized and Unrealized Gain (Loss) on Investments	3.49	0.96	(2.52)	4.67	(0.78)
Total from Investment Operations	3.70	1.17	(2.34)	4.85	(0.59)
Distributions to Shareholders
Dividends from Net Investment Income	(0.25)	(0.20)	(0.17)	(0.14)	(0.16)
Distributions from Capital Gains	(0.26)	(1.01)	(0.42)	(0.22)	—
Total Distributions	(0.51)	(1.21)	(0.59)	(0.36)	(0.16)
Net Asset Value, End of Year	$16.85	$13.66	$13.70	$16.63	$12.14
Total Return	27.93%	8.05%	(14.72)%	40.73%	(4.69)%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$21,978	$20,500	$16,147	$17,835	$12,732
Ratios to Average Net Assets:
Expenses, Including Waivers	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, Excluding Waivers	0.87%	0.86%	0.85%	0.86%	0.89%
Net Investment Income, Including Waivers	1.38%	1.57%	1.17%	1.14%	1.47%
Net Investment Income, Excluding Waivers	1.26%	1.46%	1.07%	1.03%	1.33%
Portfolio Turnover Rate	19%	17%	33%	63%	22%
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Financial Highlights
For a Share Outstanding Throughout Each Year

	Year Ended September 30
Ariel International Fund (Investor Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$13.43	$11.50	$14.69	$13.68	$13.42
Income from Investment Operations
Net Investment Income (Loss)	0.51	0.68	0.14	0.36	0.36
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.25	(2.95)	0.86	0.12
Total from Investment Operations	2.60	1.93	(2.81)	1.22	0.48
Distributions to Shareholders
Dividends from Net Investment Income	(0.23)	—	(0.38)	(0.21)	(0.22)
Total Distributions	(0.23)	—	(0.38)	(0.21)	(0.22)
Net Asset Value, End of Year	$15.80	$13.43	$11.50	$14.69	$13.68
Total Return	19.60%	16.78%	(19.70)%	9.00%	3.57%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$19,237	$18,879	$21,887	$23,717	$21,877
Ratios to Average Net Assets:
Expenses, Including Waivers	1.17% (a)	1.13%	1.13%	1.13%	1.13%
Expenses, Excluding Waivers	1.40%	1.28%	1.28%	1.30%	1.33%
Net Investment Income, Including Waivers	2.16%	2.40%	2.27%	2.41%	1.69%
Net Investment Income, Excluding Waivers	1.93%	2.25%	2.12%	2.24%	1.49%
Portfolio Turnover Rate	69%	17%	20%	22%	24%

	Year Ended September 30
Ariel International Fund (Institutional Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$13.18	$11.25	$14.38	$13.39	$13.18
Income from Investment Operations
Net Investment Income (Loss)	0.77	0.40	0.41	0.34	0.29
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.53	(3.13)	0.89	0.20
Total from Investment Operations	2.58	1.93	(2.72)	1.23	0.49
Distributions to Shareholders
Dividends from Net Investment Income	(0.27)	—	(0.41)	(0.24)	(0.28)
Total Distributions	(0.27)	—	(0.41)	(0.24)	(0.28)
Net Asset Value, End of Year	$15.49	$13.18	$11.25	$14.38	$13.39
Total Return	19.86%	17.16%	(19.51)%	9.26%	3.74%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$221,608	$542,585	$579,845	$837,624	$599,770
Ratios to Average Net Assets:
Expenses, Including Waivers	0.91% (a)	0.88%	0.88%	0.88%	0.88%
Expenses, Excluding Waivers	1.01%	0.92%	0.93%	0.93%	0.96%
Net Investment Income, Including Waivers	2.09%	2.61%	2.53%	2.75%	1.98%
Net Investment Income, Excluding Waivers	1.99%	2.57%	2.48%	2.70%	1.90%
Portfolio Turnover Rate	69%	17%	20%	22%	24%

(a)	Expense ratio exceeds the expense cap due to the impact of certain expenses which are excluded from the expense cap.
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Financial Highlights
For a Share Outstanding Throughout Each Year

	Year Ended September 30
Ariel Global Fund (Investor Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$17.17	$15.57	$17.65	$15.36	$15.40
Income from Investment Operations
Net Investment Income (Loss)	0.03	0.49	0.34	0.31	0.27
Net Realized and Unrealized Gain (Loss) on Investments	2.93	1.91	(2.05)	2.12	0.38
Total from Investment Operations	2.96	2.40	(1.71)	2.43	0.65
Distributions to Shareholders
Dividends from Net Investment Income	(0.89)	(0.73)	(0.37)	(0.14)	(0.31)
Distributions from Capital Gains	(1.98)	(0.07)	—	—	(0.38)
Total Distributions	(2.87)	(0.80)	(0.37)	(0.14)	(0.69)
Net Asset Value, End of Year	$17.26	$17.17	$15.57	$17.65	$15.36
Total Return	19.89%	15.64%	(9.99)%	15.91%	4.23%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$12,766	$12,920	$10,781	$12,053	$10,733
Ratios to Average Net Assets:
Expenses, Including Waivers	1.14%	1.15%	1.13%	1.13%	1.13%
Expenses, Excluding Waivers	1.53%	1.37%	1.30%	1.36%	1.46%
Net Investment Income, Including Waivers	0.93%	3.13%	1.93%	1.73%	1.61%
Net Investment Income, Excluding Waivers	0.54%	2.90%	1.76%	1.50%	1.28%
Portfolio Turnover Rate	78%	31%	19%	24%	23%

	Year Ended September 30
Ariel Global Fund (Institutional Class)	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$16.62	$15.08	$17.11	$14.87	$14.92
Income from Investment Operations
Net Investment Income (Loss)	0.08	1.07	0.43	0.25	0.21
Net Realized and Unrealized Gain (Loss) on Investments	2.80	1.30	(2.05)	2.15	0.45
Total from Investment Operations	2.88	2.37	(1.62)	2.40	0.66
Distributions to Shareholders
Dividends from Net Investment Income	(0.91)	(0.76)	(0.41)	(0.16)	(0.33)
Distributions from Capital Gains	(1.98)	(0.07)	—	—	(0.38)
Total Distributions	(2.89)	(0.83)	(0.41)	(0.16)	(0.71)
Net Asset Value, End of Year	$16.61	$16.62	$15.08	$17.11	$14.87
Total Return	20.14%	15.99%	(9.81)%	16.26%	4.48%
Supplemental Data and Ratios
Net Assets, End of Year, in Thousands	$44,774	$77,479	$148,296	$197,299	$95,229
Ratios to Average Net Assets:
Expenses, Including Waivers	0.89%	0.89%	0.88%	0.88%	0.88%
Expenses, Excluding Waivers	1.14%	0.97%	0.94%	0.95%	1.01%
Net Investment Income, Including Waivers	1.16%	3.48%	2.21%	2.16%	1.93%
Net Investment Income, Excluding Waivers	0.91%	3.40%	2.15%	2.09%	1.80%
Portfolio Turnover Rate	78%	31%	19%	24%	23%
The accompanying notes are an integral part of the financial statements.
SLOW AND STEADY WINS THE RACE

Notes to the
Financial Statements
As of September 30, 2024
NOTE One | ORGANIZATION
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.
The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by Ariel Investments, LLC (the "Adviser" or "Ariel") for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds' accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds' transfer agent.
NOTE Two | SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards CodificationTM Topic 946 (ASC 946).
Securities valuation—Investments for which market quotations are readily available are valued at the closing price on the national securities exchange or market on which such investments are primarily traded and, in the case of securities reported on the Nasdaq system, at the Nasdaq Official Closing Price. The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. If a closing price is not reported on the national securities exchange or market on which such investments are primarily traded, an investment shall be valued using: (i) the closing price on another exchange on which the investment traded (if such price is made available by the Funds' pricing agent) or (ii) investments for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices. Securities and assets for which market quotations are not readily available for any security, a fair value of such security will be determined in good faith by the Adviser, as the Board’s Valuation Designee, under procedures adopted and periodically reviewed by the Board and monitored by the Adviser’s Valuation Committee. Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. Such prices are provided by approved pricing vendors or other independent pricing sources.
Securities transactions and investment income—Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Non-cash dividends are recorded as investment income at the fair value of the assets received.
Subsequent events—In preparing these financial statements, the Trust has evaluated subsequent events occurring after September 30, 2024 through the date the financial statements were issued and determined that there were no such events that would require adjustment to or additional disclosure in these financial statements.
Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs.  The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
SLOW AND STEADY WINS THE RACE

Notes to the
Financial Statements
As of September 30, 2024
The following tables summarize the inputs used as of September 30, 2024 in valuing the Funds’ investments carried at fair value:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Level 1	$2,779,322,462	$1,011,546,843	$67,611,424
Level 2	—	—	—
Level 3	—	—	—
Total Investments	$2,779,322,462	$1,011,546,843	$67,611,424
 Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the  respective Fund.
Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Communication Services	$4,799,522	$—	$—	$4,799,522
Consumer Discretionary	57,294,450	—	—	57,294,450
Consumer Staples	11,768,874	—	—	11,768,874
Energy	1,829,792	—	—	1,829,792
Financials	52,348,114	—	—	52,348,114
Health Care	30,254,548	—	—	30,254,548
Industrials	23,143,389	—	—	23,143,389
Information Technology	29,152,514	—	—	29,152,514
Real Estate	2,434,452	—	—	2,434,452
Utilities	22,329,586	—	—	22,329,586
Total Common Stocks	$235,355,241	$—	$—	$235,355,241
Short-Term Investments	920,970	—	—	920,970
Total Investments	$236,276,211	$—	$—	$236,276,211
Other Financial Instruments
Forward Currency Contracts^	$—	$284,245	$—	$284,245

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common Stocks
Communication Services	$3,377,330	$—	$—	$3,377,330
Consumer Discretionary	12,122,345	—	—	12,122,345
Consumer Staples	988,650	—	—	988,650
Financials	11,857,998	—	—	11,857,998
Health Care	8,488,886	—	—	8,488,886
Industrials	3,836,177	—	—	3,836,177
Information Technology	13,140,573	—	—	13,140,573
Real Estate	672,328	—	—	672,328
Utilities	2,249,958	—	—	2,249,958
Total Common Stocks	$56,734,245	$—	$—	$56,734,245
Short-Term Investments	214,505	—	—	214,505
Total Investments	$56,948,750	$—	$—	$56,948,750
Other Financial Instruments
Forward Currency Contracts^	$—	$36,566	$—	$36,566

*	As of September 30, 2024, the Level 2 investments held were forward currency contracts. See Schedules of Investments.
^
Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

SLOW AND STEADY WINS THE RACE

Notes to the
Financial Statements
As of September 30, 2024
Offsetting assets and liabilities—The Funds are subject to various master netting agreements (“Master Netting Agreements”) that govern the terms of certain transactions with select counterparties. Master Netting Agreements seek to reduce the counterparty risk associated with relevant transactions by allowing the Funds to close out and net their total exposure to a counterparty in the event of a default by the other party or a termination event. Termination events include, but are not limited to, a failure to pay or deliver or a breach of the terms of the agreement with respect to transactions governed under a single agreement with that counterparty. The Master Netting Agreements may also specify collateral posting arrangements at pre-arranged exposure levels. The Funds are not currently collateralizing their exposures related to foreign exchange trades. For financial reporting purposes, the Funds do not offset financial assets and liabilities that are subject to the Master Netting Agreements in the Statements of Assets and Liabilities. Gross exposure relating to open forward currency contracts by counterparty is disclosed in the Schedules of Investments as open forward currency contracts with unrealized appreciation (assets) and open forward currency contracts with unrealized depreciation (liabilities) and in total by Fund on the Statements of Assets and Liabilities as unrealized appreciation on forward currency contracts (assets) and unrealized depreciation on forward currency contracts (liabilities). The net recognized asset (appreciation) or liability (depreciation) is shown in the Schedules of Investments as net unrealized appreciation (depreciation) on forward currency contracts.
Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party. Net realized gain (loss) and net unrealized appreciation (depreciation) on investments include the effects of changes in exchange rates on the underlying investments. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are included as distributable earnings on the Statements of Assets and Liabilities until the underlying assets or liabilities are settled in cash, at which time they are recorded as net realized gain (loss) on foreign currency transactions on the Statements of Operations.
Forward currency contracts—Ariel International Fund and Ariel Global Fund use forward currency contracts in a strategy designed to reduce tracking error versus their respective benchmarks. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts.  This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties.  Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments and in the Statements of Assets and Liabilities as a component of distributable earnings. The Funds record realized gain (loss) when a forward currency contract is settled or closed and disclose such realized gain (loss) on the Statements of Operations as net realized gain (loss) on forward currency contracts.
Class and expense allocations—Each class of shares of the Funds has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution and shareholder servicing and communication. Income, other non-class-specific expense, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.
Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Ariel International Fund and Ariel Global Fund pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, fund administration, fund accounting, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Distributions to shareholders—Dividends from net investment income and net realized capital gains, if any, are declared and paid to shareholders at least annually and are recorded on ex-dividend date.
Use of Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
NOTE Three | INVESTMENT TRANSACTIONS
Purchases and sales—Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended September 30, 2024 were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Purchases	$450,427,056	$170,035,046	$12,435,604	$231,297,332	$49,812,112
Sales	838,737,925	313,394,918	20,492,480	604,248,638	90,914,317
SLOW AND STEADY WINS THE RACE

Notes to the
Financial Statements
As of September 30, 2024
NOTE Four | INCOME TAX MATTERS AND DISTRIBUTIONS TO SHAREHOLDERS
Income Tax Matters—It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds file U.S. federal income tax returns in addition to any state and local tax returns that may be required. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2021 – 2024), and has concluded that no provision for federal income tax is required in the financial statements.
The cost and unrealized appreciation and depreciation of investments (including derivative instruments) on a federal income tax basis at September 30, 2024 were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Cost of investments	$1,991,580,890	$674,634,977	$48,300,617	$195,558,502	$45,239,041
Gross unrealized appreciation	875,654,351	353,362,491	20,297,401	45,942,666	13,496,235
Gross unrealized depreciation	(87,912,779)	(16,450,625)	(986,594)	(5,224,957)	(1,786,526)
Net unrealized appreciation (depreciation)	$787,741,572	$336,911,866	$19,310,807	$40,717,709	$11,709,709
The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses due to wash sales and prior period partnership adjustments.
Distributions —The tax character of distributions paid during the years ended September 30 was as follows:
	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund
	09/30/24	09/30/23	09/30/24	09/30/23	09/30/24	09/30/23
Distributions From
Ordinary Income	$29,811,258	$16,029,152	$14,710,755	$11,151,524	$1,068,821	$1,701,188
Long-Term Capital Gains	110,515,979	200,499,990	51,105,963	99,999,991	1,181,394	3,249,982
Total Distributions	$140,327,237	$216,529,142	$65,816,718	$111,151,515	$2,250,215	$4,951,170

	Ariel International Fund		Ariel Global Fund
	09/30/24	09/30/23	09/30/24	09/30/23
Distributions From
Ordinary Income	$7,699,030	$—	$6,047,280	$8,417,998
Long-Term Capital Gains	—	—	7,340,344	710,011
Total Distributions	$7,699,030	$—	$13,387,624	$9,128,009
Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to merger adjustments, foreign currency, distribution reclassifications or the utilization of a portion of payments made to redeeming shareholders as a distribution for income tax purposes. Reclassifications recorded at September 30, 2024 were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid in Capital	$11,014,994	$4,748,992	$460	$—	$2,074,364
Undistributed Net Investment Income (Loss)	(22,680,059)	(15,291,906)	(26,392)	(5,253,099)	1,408,553
Accumulated Net Realized Gain (Loss)	11,665,065	10,542,914	25,932	5,253,099	(3,482,917)
The components of accumulated earnings at September 30, 2024 on a federal income tax basis were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Undistributed Ordinary Income	$6,633,493	$6,143,165	$408,653	$9,432,249	$1,798,362
SLOW AND STEADY WINS THE RACE

Notes to the
Financial Statements
As of September 30, 2024
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Undistributed Long- Term Captial Gains	121,632,237	43,063,067	271,215	—	7,685,496
Tax Accumulated Earnings	128,265,730	49,206,232	679,868	9,432,249	9,483,858
Accumulated Capital and Other Losses	—	—	—	—	—
Unrealized Appreciation (Depreciation)	787,741,573	336,911,866	19,310,807	40,936,826	11,735,809
Total Accumulated Earnings	$916,007,303	$386,118,098	$19,990,675	$50,369,075	$21,219,667
During the tax year ended September 30, 2024, the Ariel International Fund utilized $43,766,538 in capital loss carry-forwards.
On June 28, 2019, Ariel Fund acquired the assets of Ariel Discovery Fund through a tax free reorganization. Pursuant to IRS Code Sections 381 & 382, Ariel Fund is limited as to how much of Ariel Discovery Fund’s capital loss carry-forward it can use to offset its net capital gains on an annual basis. The annual limitation available to Ariel Fund is $423,143. During the tax year ended September 30, 2024, the Ariel Fund utilized $423,143 of its capital loss carry-forward.
NOTE Five | INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH RELATED PARTIES
Management fees—The Adviser provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund under a Management Agreement. The Adviser provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (the Management Agreement and the Advisory Agreement, collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:
Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Average Daily Net Assets
First $500 Million	0.65%	0.75%	0.65%	0.80%	0.80%
Next $500 Million	0.60%	0.70%	0.60%	0.80%	0.80%
Over $1 Billion	0.55%	0.65%	0.55%	0.75%	0.75%
The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses (excluding brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed certain limits as shown below:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
	Investor Class	Investor Class	Investor Class	Institutional Class
First $30 million	1.50%	1.50%	—	—
Over $30 million	1.00%	1.00%	—	—
On average daily net assets	—	—	1.00%	0.75%
Expiration of waivers*	—	—	2025	2025

	Ariel International Fund		Ariel Global Fund
	Investor Class	Institutional Class	Investor Class	Institutional Class
On average daily net assets	1.13%	0.88%	1.13%	0.88%
Expiration of waivers*	2025	2025	2025	2025
 * Through January 31, 2025. After this date, there is no assurance that such expenses will be limited. The Adviser has no right to recapture previously-waived fees.
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Notes to the
Financial Statements
As of September 30, 2024
Distribution fees—Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (the “Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act for the Investor Class of the Funds. Under the plan, the Investor Class of each Fund pays 12b-1 distribution fees calculated at an annual rate of 0.25% of average daily net assets on a weekly basis to the Distributor for its services. For the year ended September 30, 2024, distribution fee expenses were as follows:
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Paid to Distributor	$2,970,443	$1,990,934	$107,933	$46,566	$31,211
Paid to Broker/Dealers	$2,159,328	$1,369,682	$61,176	$34,008	$17,962
The remaining amounts were used by the Distributor to offset the costs of marketing, advertising, and other distribution expenses.
Trustees’ fees—Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.
NOTE Six | FORWARD CURRENCY CONTRACTS
Net realized gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts as reflected in the Statements of Operations as well as the volume of forward currency contracts measured by the number of trades during the year, and the average notional value of the forward currency contracts for the year ended September 30, 2024 were:
	Ariel International Fund	Ariel Global Fund
Net Realized Gain (Loss) on Forward Currency Contracts	$(6,941,593)	$1,569,258
Change in Net Unrealized Appreciation (Depreciation) on Forward Currency Contracts	$6,673,553	$(1,904,353)
Volume of Forward Currency Contracts	77	53
Average Notional Value of Forward Currency Contracts	$8,012,865	$1,745,285

Complete lists of forward currency contracts open as of September 30, 2024 are included in the Schedules of Investments for the respective Fund.
Rule 18f-4 under the 1940 Act requires, among other things, that funds deemed to be full derivatives users under the rule limit derivatives exposure through a value-at-risk test and requires such funds to adopt and implement a derivatives risk management program that is reasonably designed to manage derivatives risk. Accordingly,  the Ariel International Fund and Ariel Global Fund have adopted a derivatives risk management program that takes into account how each Fund’s derivatives use affects its investment portfolio strategy, including whether derivatives are used to increase or decrease portfolio risks or facilitate efficient portfolio management.
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Notes to the
Financial Statements
As of September 30, 2024
NOTE Seven | TRANSACTIONS WITH AFFILIATED COMPANIES
If a fund’s holding represents ownership of 5% or more of the outstanding voting securities of a company, the company is deemed to be an affiliate of the fund as defined in the 1940 Act.  The following transactions were made during the year ended September 30, 2024 in securities of a company deemed to be an affiliated company of the Funds as of September 30, 2024:
Security name	Shares Held September 30, 2024	Market Value September 30, 2023	Purchases	Sales	Net realized gain (loss)	Change in unrealized gain (loss)	Market Value September 30, 2024	Dividend Income
Ariel Fund
Common Stocks - 8.91%
Consumer Discretionary - 6.58%
Adtalem Global Education, Inc.(a)^	1,366,142	$93,783,010	$14,454,769	$74,009,359	$34,724,939	$34,163,039	$103,116,398	$—
Leslie’s, Inc.(a)	25,386,401	64,894,736	67,376,050	28,347,040	(24,875,108)	1,172,389	80,221,027	—
		$158,677,746	$81,830,819	$102,356,399	$9,849,831	$35,335,428	$183,337,425	$—
Energy - 2.33%
Core Laboratories, Inc.	3,505,349	70,305,482	8,800,658	—	—	(14,152,023)	64,954,117	128,670
Total Common Stocks		$228,983,228	$90,631,477	$102,356,399	$9,849,831	$21,183,405	$248,291,542	$128,670

(a)	Non-income producing.
^	This security is no longer deemed to be an affiliate of the Fund as of September 30, 2024.
NOTE Eight | LINE OF CREDIT
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with Northern Trust. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense on any amounts drawn (borrowed) under the Line. The interest rate charged on borrowing is equal to the Federal Funds Effective Rate plus 1.00%. As of September 30, 2024, there were no outstanding borrowings under the Line.
Borrowings on the Line for the year ended September 30, 2024 are shown below:
Fund	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate
Ariel Fund	$2,113,571	4	6.33%
Ariel Focus Fund	374,239	1	6.33%
Ariel International Fund	9,042,238	70	6.33%
Ariel Global Fund	1,995,063	26	6.33%
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Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ARIEL INVESTMENT TRUST:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Ariel Investment Trust, comprising the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund, and Ariel Global Fund (collectively the “Funds”), including the schedules of investments as of September 30, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ariel Investment Trust as of September 30, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
November 14, 2024
We have served as the auditor of one or more Ariel Investment Trust investment companies since 2011.
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Important Supplemental Information
September 30, 2024 (Unaudited)
2024 TAX INFORMATION
The following information for the fiscal year ended September 30, 2024 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel International Fund	Ariel Global Fund
Long term capital gain distributions paid during the year *	$110,515,979	$51,105,963	$1,181,394	$—	$7,340,344
Dividends received deduction % for corporate shareholders	100%	100%	100%	11%	13%
* Designated for purposes of the dividends paid deduction.
Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2025. The Funds intend to designate the maximum amount of qualified dividend income allowed.
FOREIGN TAX CREDIT PASS THROUGH
Pursuant to Section 853 of the Internal Revenue Code, Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Ariel International Fund	Ariel Global Fund
Creditable foreign taxes paid	$1,518,461	$186,782
Per share amount	$0.0978	$0.0544
Portion of ordinary income distribution derived from foreign sourced income*	96.40%	68.19%
* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.
PROXY VOTING POLICIES, PROCEDURES AND RECORD
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
SHAREHOLDER STATEMENTS AND REPORTS
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Forms N-PORT are available on the SEC’s website at www.sec.gov.
All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on theFunds’ website at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee,Wisconsin, 53201-0701.
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Changes in and Disagreements with Accountants for Open-End Management Investment Companies
As of September 30, 2024
None to report.
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Proxy Disclosures for Open-End Management Investment Companies
As of September 30, 2024
None to report.
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Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
As of September 30, 2024
See amounts disclosed above in the Statements of Operations under "Trustees' Fees and Expenses".
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Statement Regarding Basis for Approval of Investment Advisory Contract
As of September 30, 2024
Not applicable.
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Ariel Investment Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435
• arielinvestments.com
• linkedin.com/company/ariel-investments
• instagram.com/arielinvestments
• x.com/arielinvests

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)(2) Policy required by the listing standards adopted pursuant to Rule 10D-1 - Not applicable.

(a)(3) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(a)(4) Written solicitation to purchase securities under Rule 23c-1 - Not applicable.

(a)(5) There has been no change to the registrant's independent public accountant.

(b) A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference - Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mellody L. Hobson
Mellody L. Hobson
President
(Principal Executive Officer)

Date: November 20, 2024

By:	/s/ Tricia Larkin
Tricia Larkin
Vice President and Treasurer
(Principal Financial Officer)

Date: November 20, 2024